United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04984

AMERICAN BEACON FUNDS

(Exact name of Registrant as specified in charter)

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Address of principal executive offices) (Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2018

Date of reporting period: November 30, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

American Beacon Flexible Bond FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Principal Amount*	Fair Value
BANK LOAN OBLIGATIONSA - 1.60%
Basic Materials - 0.17%
Golden Nugget, Inc., 9.210%, Due 10/4/2023, 2017 Incremental Term Loan, (2 mo. LIBOR + 3.250%)	$199,496	$200,936

Consumer - 0.89%
Burlington Coat Factory Warehouse Corp., 3.990%, Due 8/13/2021, Term Loan B4, (3 mo. LIBOR + 2.750%)	295,000	294,926
Charter Communications Operating LLC, 3.600%, Due 1/15/2024, 2016 Term Loan I Add, (1 mo. LIBOR + 2.250%)	98,500	98,919
Hilton Worldwide Finance LLC, 3.328%, Due 10/25/2023, Term Loan B2, (1 mo. LIBOR + 2.000%)	692,712	695,975

		1,089,820

Energy - 0.16%
Energy Future Intermediate Holding Co. LLC, 4.327%, Due 6/30/2018, 2017 DIP Term Loan, (1 mo. LIBOR + 3.000%)	100,000	100,304
Petroleo Global Trading, 3.597%, Due 2/19/2020, Term Loan, (3 mo. LIBOR + 2.140%)	100,000	99,250

		199,554

Health Care - 0.08%
Centene Corp., Due 9/13/2018, Bridge Term LoanB M	100,000	99,625

Manufacturing - 0.26%
Air Canada, 3.568%, Due 10/6/2023, 2017 Term Loan B, (3 mo. LIBOR + 2.250%)	90,000	90,375
Allison Transmission, Inc., 3.350%, Due 9/23/2022, New Term Loan B3, (1 mo. LIBOR + 2.000%)	223,439	224,943

		315,318

Telecommunications - 0.04%
CenturyLink, Inc., 4.100%, Due 1/31/2025, 2017 Term Loan BC	50,000	47,844

Total Bank Loan Obligations (Cost $1,946,108)		1,953,097

CORPORATE OBLIGATIONS - 18.18%
Basic Materials - 0.12%
Sherwin-Williams Co., 2.250%, Due 5/15/2020	150,000	149,321

Communications - 1.52%
Amazon.com, Inc., 4.050%, Due 8/22/2047D	100,000	104,182
AT&T, Inc.,
2.450%, Due 6/30/2020	100,000	99,776
2.850%, Due 2/14/2023	260,000	257,685
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, Due 7/23/2025	100,000	105,643
NBCUniversal Enterprise, Inc., 1.735%, Due 4/1/2021, (3 mo. USD LIBOR + 0.400%)D E	775,000	777,948
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 3.360%, Due 3/20/2023D	200,000	201,560
Verizon Communications, Inc.,
3.125%, Due 3/16/2022	200,000	202,436
4.125%, Due 3/16/2027	100,000	104,217

		1,853,447

Consumer, Cyclical - 2.38%
American Airlines 2016-3 Class A Pass Through Trust, 3.250%, Due 4/15/2030	97,245	96,904
Continental Airlines 2012-3 Class C Pass Through Trust, 6.125%, Due 4/29/2018	210,000	213,150
Daimler Finance North America LLC,
1.875%, Due 1/11/2018D	200,000	200,054
2.300%, Due 1/6/2020D	200,000	199,653
eBay, Inc., 2.248%, Due 1/30/2023, (3 mo. USD LIBOR + 0.870%)E	150,000	150,388
Ford Motor Credit Co., LLC,
2.220%, Due 6/15/2018, (3 mo. USD LIBOR + 0.900%)E	745,000	747,167

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

		Principal Amount*	Fair Value
CORPORATE OBLIGATIONS - 18.18% (continued)
Consumer, Cyclical - 2.38% (continued)
Ford Motor Credit Co., LLC (continued)
2.979%, Due 8/3/2022		$250,000	$248,413
General Motors Financial Co., Inc.,
2.289%, Due 4/13/2020, (3 mo. USD LIBOR + 0.930%)E		795,000	802,934
2.643%, Due 6/30/2022, (3 mo. USD LIBOR + 1.310%)E		160,000	162,123
PetSmart, Inc., 5.875%, Due 6/1/2025D		100,000	86,000

			2,906,786

Consumer, Non-Cyclical - 1.50%
BAT Capital Corp., 2.296%, Due 8/15/2022D F		250,000	252,998
Cardinal Health, Inc., 2.616%, Due 6/15/2022		210,000	206,270
Celgene Corp., 2.750%, Due 2/15/2023		200,000	198,329
Conagra Brands, Inc., 1.857%, Due 10/9/2020F		50,000	49,984
Constellation Brands, Inc., 2.250%, Due 11/6/2020		150,000	148,822
Dignity Health, 2.637%, Due 11/1/2019		300,000	300,783
ERAC USA Finance LLC, 4.500%, Due 8/16/2021D		100,000	105,792
HCA, Inc., 6.500%, Due 2/15/2020		100,000	107,375
Smithfield Foods, Inc., 3.350%, Due 2/1/2022D		195,000	195,350
Universal Health Services, Inc.,
3.750%, Due 8/1/2019D		100,000	102,000
4.750%, Due 8/1/2022D		70,000	71,750
Zimmer Biomet Holdings, Inc., 3.150%, Due 4/1/2022		100,000	100,258

			1,839,711

Energy - 0.57%
Cheniere Corpus Christi Holdings LLC, 5.875%, Due 3/31/2025		70,000	75,862
Extraction Oil & Gas, Inc., 7.375%, Due 5/15/2024D		100,000	106,500
Kinder Morgan, Inc., 5.000%, Due 2/15/2021D		100,000	106,542
Murphy Oil Corp., 5.750%, Due 8/15/2025		100,000	103,250
ONEOK, Inc., 4.250%, Due 2/1/2022		85,000	88,009
Sabine Pass Liquefaction LLC,
5.750%, Due 5/15/2024		100,000	110,868
5.000%, Due 3/15/2027		100,000	106,489

			697,520

Financial - 10.35%
2013-2 Aviation Loan Trust, 3.430%, Due 12/15/2022, (3 mo. USD LIBOR + 2.110%)D E		59,744	59,482
AGFC Capital Trust I, 3.109%, Due 1/15/2067, (3 mo. USD LIBOR + 1.750%)D E		300,000	159,000
American Express Credit Corp., 1.990%, Due 7/31/2018, (3 mo. USD LIBOR + 0.610%)E		820,000	821,949
Ares Capital Corp., 3.500%, Due 2/10/2023		150,000	147,675
Athene Global Funding, 2.750%, Due 4/20/2020D		200,000	200,660
Bank of America Corp.,
5.650%, Due 5/1/2018		500,000	507,665
2.399%, Due 1/15/2019, (3 mo. USD LIBOR + 1.040%)E		700,000	706,246
2.205%, Due 4/1/2019, (3 mo. USD LIBOR + 0.870%)E		535,000	539,392
7.625%, Due 6/1/2019		100,000	107,631
2.369%, Due 7/21/2021, (3 mo. USD LIBOR + 0.660%)E		200,000	199,268
4.125%, Due 1/22/2024		100,000	106,189
4.383%, Due 10/21/2025F G H	MXN	3,000,000	196,403
Blackstone CQP Holdco LP, 6.500%, Due 3/20/2021D		50,000	50,625
Brookfield Finance LLC, 4.000%, Due 4/1/2024		50,000	51,651
CIT Group, Inc., 5.800%, Due 6/15/2022, (3 mo. USD LIBOR + 3.972%)E		100,000	103,125
Citigroup, Inc.,
2.065%, Due 4/27/2018, (3 mo. USD LIBOR + 0.690%)E		595,000	596,189
2.900%, Due 12/8/2021		240,000	241,366
2.750%, Due 4/25/2022		50,000	49,879
2.522%, Due 5/17/2024, (3 mo. USD LIBOR + 1.100%)E		150,000	152,105
Exela Intermediate LLC / Exela Finance, Inc., 10.000%, Due 7/15/2023D		50,000	46,937

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Principal Amount*	Fair Value
CORPORATE OBLIGATIONS - 18.18% (continued)
Financial - 10.35% (continued)
Five Corners Funding Trust, 4.419%, Due 11/15/2023D	$100,000	$107,296
Goldman Sachs Group, Inc.,	1,610,000	1,622,284
2.516%, Due 11/15/2018, (3 mo. USD LIBOR + 1.100%)E
7.500%, Due 2/15/2019	232,000	246,243
2.600%, Due 4/23/2020	130,000	130,292
2.876%, Due 10/31/2022F	100,000	99,843
2.366%, Due 6/5/2023, (3 mo. USD LIBOR + 1.050%)E	200,000	201,914
2.365%, Due 7/24/2023, (3 mo. USD LIBOR + 1.000%)E	100,000	100,658
International Lease Finance Corp.,
3.875%, Due 4/15/2018	130,000	130,853
5.875%, Due 4/1/2019	80,000	83,556
JPMorgan Chase & Co.,
2.267%, Due 1/25/2018, (3 mo. USD LIBOR + 0.900%)E	640,000	640,708
2.750%, Due 6/23/2020	250,000	252,334
4.400%, Due 7/22/2020	10,000	10,500
2.961%, Due 3/1/2021, (3 mo. USD LIBOR + 1.480%)E	300,000	309,910
2.776%, Due 4/25/2023, (3 mo. USD LIBOR + 0.935%)E	40,000	39,953
3.220%, Due 3/1/2025, (3 mo. USD LIBOR + 1.155%)E	100,000	100,527
KeyCorp, 2.900%, Due 9/15/2020	100,000	101,202
Markel Corp., 4.300%, Due 11/1/2047	20,000	19,946
Metropolitan Life Global Funding I, 1.544%, Due 9/19/2019D F	450,000	450,225
Morgan Stanley,
2.647%, Due 4/25/2018, (3 mo. USD LIBOR + 1.280%)E	1,600,000	1,606,941
7.300%, Due 5/13/2019	300,000	321,043
5.500%, Due 7/24/2020	350,000	376,220
Navient Corp., 4.875%, Due 6/17/2019	100,000	102,250
Provident Funding Associates LP / PFG Finance Corp., 6.375%, Due 6/15/2025D	50,000	52,490
Regions Financial Corp., 2.750%, Due 8/14/2022	100,000	99,495
Wells Fargo & Co.,
2.600%, Due 7/22/2020	100,000	100,646
2.625%, Due 7/22/2022	300,000	297,745

		12,648,511

Industrial - 0.49%
Corning, Inc., 4.375%, Due 11/15/2057	55,000	54,132
GATX Corp., 2.111%, Due 11/5/2021F	100,000	99,999
Harris Corp., 1.871%, Due 4/30/2020F	100,000	100,000
Roper Technologies, Inc., 2.800%, Due 12/15/2021	240,000	240,221
Textron, Inc., 1.960%, Due 11/10/2020F	100,000	99,943

		594,295

Technology - 0.92%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.000%, Due 1/15/2022D	100,000	98,840
Dell International LLC / EMC Corp.,
3.480%, Due 6/1/2019D	50,000	50,638
4.420%, Due 6/15/2021D	270,000	281,901
DXC Technology Co., 2.875%, Due 3/27/2020	140,000	140,988
Electronic Arts, Inc., 3.700%, Due 3/1/2021	70,000	72,164
First Data Corp., 5.375%, Due 8/15/2023D	210,000	217,875
Hewlett Packard Enterprise Co., 3.600%, Due 10/15/2020	260,000	266,332

		1,128,738

Utilities - 0.33%
Dominion Energy, Inc., 2.000%, Due 8/15/2021	110,000	107,803
FirstEnergy Corp., 2.850%, Due 7/15/2022, Series A	100,000	99,323
Sempra Energy, 1.732%, Due 3/15/2021F	100,000	100,004

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

		Principal Amount*	Fair Value
CORPORATE OBLIGATIONS - 18.18% (continued)
Utilities - 0.33% (continued)
Southern Power Co., 1.986%, Due 12/20/2020D F		$100,000	$99,968

			407,098

Total Corporate Obligations (Cost $22,272,643)			22,225,427

FOREIGN CORPORATE OBLIGATIONS - 6.75%
Communications - 0.33%
Alibaba Group Holding Ltd., 4.000%, Due 12/6/2037		200,000	203,112
Tencent Holdings Ltd., 2.875%, Due 2/11/2020D		200,000	201,649

			404,761

Consumer, Cyclical - 0.12%
Alimentation Couche-Tard, Inc., 2.700%, Due 7/26/2022D		150,000	148,266

Consumer, Non-Cyclical - 0.31%
Allergan Funding SCS, 3.000%, Due 3/12/2020		100,000	100,908
Teva Pharmaceutical Finance Netherlands III BV,
1.400%, Due 7/20/2018		100,000	99,091
2.200%, Due 7/21/2021		200,000	183,966

			383,965

Energy - 1.20%
Cenovus Energy, Inc., 5.700%, Due 10/15/2019		100,000	105,416
CNOOC Finance 2012 Ltd., 3.875%, Due 5/2/2022D		200,000	207,391
Enbridge, Inc., 1.750%, Due 1/10/2020F		150,000	150,277
Petrobras Global Finance B.V., 5.999%, Due 1/27/2028D		291,000	292,746
Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.750%, Due 9/30/2019G		250,000	267,735
Sinopec Group Overseas Development 2014 Ltd., 4.375%, Due 4/10/2024G		200,000	212,982
Sinopec Group Overseas Development 2017 Ltd., 2.250%, Due 9/13/2020D		200,000	197,947
Suncor Energy, Inc., 4.000%, Due 11/15/2047		25,000	25,037

			1,459,531

Financial - 4.65%
Barclays PLC, 8.250%, Due 12/15/2018, (5-Yr. Semi-Annual USD Swap + 6.705%)E		100,000	105,406
BNP Paribas S.A., 2.950%, Due 5/23/2022D		200,000	200,642
BNZ International Funding Ltd., 2.400%, Due 2/21/2020D		250,000	249,969
BPCE S.A., 2.359%, Due 5/31/2022, (3 mo. USD LIBOR + 0.880%)E		250,000	252,244
Credit Suisse Group Funding Guernsey Ltd., 3.750%, Due 3/26/2025		250,000	255,354
Deutsche Bank AG, 4.250%, Due 10/14/2021		200,000	208,137
DNB Bank ASA, 2.375%, Due 6/2/2021D		300,000	298,564
Emerald Bay S.A., Due 10/8/2020D F	EUR	49,000	54,240
Lloyds Banking Group PLC,
7.625%, Due 6/27/2023, (5-Yr. GBP Swap + 5.010%)E G	GBP	500,000	775,184
2.907%, Due 11/7/2023F		200,000	198,489
Macquarie Bank Ltd., 1.686%, Due 4/4/2019D F		445,000	445,283
Macquarie Group Ltd., 3.189%, Due 11/28/2023D F		130,000	129,740
Mitsubishi UFJ Financial Group, Inc.,
2.190%, Due 9/13/2021		200,000	196,679
2.998%, Due 2/22/2022		210,000	211,896
Mizuho Financial Group, Inc., 2.632%, Due 4/12/2021D		210,000	209,200
National Australia Bank Ltd., 1.956%, Due 5/22/2020, (3 mo. USD LIBOR + 0.510%)D E		485,000	487,315
Nationwide Building Society, 10.250%, Due 6/20/2018, Series CCDSF G	GBP	25,000	51,729
Nordea Bank AB, 4.875%, Due 5/13/2021D		200,000	213,537
Royal Bank of Scotland PLC, 6.934%, Due 4/9/2018G	EUR	50,000	60,922
Santander UK PLC, 2.500%, Due 3/14/2019		300,000	301,393
Sumitomo Mitsui Financial Group, Inc., 2.784%, Due 7/12/2022		100,000	99,595
The Toronto-Dominion Bank, 2.350%, Due 4/7/2021, (3 mo. USD LIBOR + 1.000%)E		150,000	153,076

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

		Principal Amount*	Fair Value
FOREIGN CORPORATE OBLIGATIONS - 6.75% (continued)
Financial - 4.65% (continued)
UBS AG, 5.125%, Due 5/15/2024G		$300,000	$317,958
UBS Group Funding Switzerland AG, 2.366%, Due 8/15/2023D F		200,000	200,481

			5,677,033

Technology - 0.14%
Seagate HDD Cayman, 3.750%, Due 11/15/2018		170,000	172,550

Total Foreign Corporate Obligations (Cost $8,239,524)			8,246,106

FOREIGN SOVEREIGN OBLIGATIONS - 24.16%
Abu Dhabi Government International Bond, 2.500%, Due 10/11/2022D		200,000	197,502
Argentina Bonar Bonds, 24.216%, Due 4/3/2022, (BADLARP Index + 2.000%)E	ARS	167,000	10,075
Argentina POM Politica Monetaria, 27.437%, Due 6/21/2020, Series POMF	ARS	2,700,000	174,903
Argentine Republic Government International Bond, 3.875%, Due 1/15/2022G	EUR	300,000	372,393
Australia Government Bond, 2.750%, Due 10/21/2019, Series 143G	AUD	1,165,000	897,357
Brazil Notas do Tesouro Nacional, 10.000%, Due 1/1/2027	BRL	7,000,000	2,181,814
Corporacion Andina de Fomento,
1.928%, Due 1/29/2018, (3 mo. USD LIBOR + 0.550%)E		880,000	880,427
2.000%, Due 5/10/2019		425,000	423,230
Dominican Republic International Bond, 7.500%, Due 5/6/2021D		260,000	284,375
Georgia Government International Bond, 6.875%, Due 4/12/2021G		200,000	223,540
Guatemala Government Bond, 5.750%, Due 6/6/2022D		240,000	259,483
Hellenic Republic Government Bond, 4.750%, Due 4/17/2019D G	EUR	50,000	61,037
Honduras Government International Bond, 8.750%, Due 12/16/2020D		240,000	268,913
Hungary Government International Bond, 6.250%, Due 1/29/2020		380,000	410,430
Indonesia Government International Bond, 4.875%, Due 5/5/2021D		260,000	278,173
Indonesia Treasury Bond,
8.375%, Due 3/15/2024	IDR	9,800,000,000	797,562
9.000%, Due 3/15/2029	IDR	1,900,000,000	163,676
8.750%, Due 2/15/2044	IDR	11,700,000,000	984,276
Japan Treasury Discount Bill,
(0.150%), Due 12/11/2017, Series 687	JPY	100,000,000	888,552
(0.195%), Due 1/15/2018, Series 713	JPY	100,000,000	888,722
Kenya Government International Bond, 5.875%, Due 6/24/2019D		200,000	205,856
Kommunalbanken A/S, 1.651%, Due 6/16/2020, (3 mo. USD LIBOR + 0.330%)D E		634,000	638,489
Kuwait International Government Bond, 3.500%, Due 3/20/2027D		200,000	203,624
Malaysia Government Bond,
3.659%, Due 10/15/2020	MYR	2,080,000	512,219
4.048%, Due 9/30/2021	MYR	1,105,000	274,337
3.620%, Due 11/30/2021	MYR	940,000	230,180
3.882%, Due 3/10/2022, Series 0117	MYR	1,490,000	367,787
3.480%, Due 3/15/2023	MYR	2,885,000	696,021
3.955%, Due 9/15/2025	MYR	785,000	190,152
3.900%, Due 11/30/2026	MYR	290,000	69,578
3.899%, Due 11/16/2027	MYR	1,330,000	324,924
Mexican Bonos Desarr,
8.500%, Due 5/31/2029I	MXN	25,600,000	1,497,344
7.750%, Due 11/23/2034	MXN	6,500,000	358,252
8.500%, Due 11/18/2038	MXN	24,500,000	1,446,428
7.750%, Due 11/13/2042	MXN	40,800,000	2,234,316
Nigeria Government International Bond, 5.125%, Due 7/12/2018G		200,000	202,155
Peru Government Bond, 6.150%, Due 8/12/2032D G	PEN	3,525,000	1,152,830
Portugal Obrigacoes do Tesouro OT, 2.875%, Due 10/15/2025D G	EUR	1,070,000	1,398,122
Republic of Belarus International Bond, 8.950%, Due 1/26/2018G		200,000	201,088
Republic of Poland Government Bond,
0.000%, Due 4/25/2019, Series 0419	PLN	2,350,000	652,491
3.250%, Due 7/25/2019, Series 0719	PLN	2,490,000	724,873
3.250%, Due 7/25/2025	PLN	4,460,000	1,270,314

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

		Principal Amount*	Fair Value
FOREIGN SOVEREIGN OBLIGATIONS - 24.16% (continued)
Republic of South Africa Government Bond,
6.500%, Due 2/28/2041	ZAR	16,865,000	$823,760
8.750%, Due 2/28/2048	ZAR	17,970,000	1,120,914
Republic of South Africa Government International Bond, 5.500%, Due 3/9/2020		$200,000	210,192
Romanian Government International Bond, 6.750%, Due 2/7/2022G		400,000	459,600
Saudi Government International Bond, 4.625%, Due 10/4/2047D		200,000	204,206
Serbia International Bond, 5.875%, Due 12/3/2018D		240,000	247,800
Sri Lanka Government International Bond, 6.250%, Due 7/27/2021D		200,000	212,721
Turkey Government Bond, 10.600%, Due 2/11/2026	TRY	1,405,000	329,014
Turkey Government International Bond, 5.625%, Due 3/30/2021		200,000	209,570
Vietnam Government International Bond, 6.750%, Due 1/29/2020D		200,000	216,720

Total Foreign Sovereign Obligations (Cost $31,323,041)			29,532,317

ASSET-BACKED OBLIGATIONS - 14.82%
Ameriquest Mortgage Securities, Inc., 3.279%, Due 6/25/2034, 2004 R4 M2, (1 mo. USD LIBOR + 1.950%)E		839,573	737,344
Apidos CLO XXII, 5.163%, Due 10/20/2027, 2015-22A C, (3 mo. USD LIBOR + 3.800%)D E		400,000	406,034
Blackrock European CLO IV DAC, 0.850%, Due 7/15/2030, 4A AD F	EUR	250,000	299,385
Carlyle Global Market Strategies CLO Ltd.,
2.363%, Due 4/20/2027, 2015-1A AR, (3 mo. USD LIBOR + 1.000%)D E		300,000	300,041
2.845%, Due 4/27/2027, 2015-2A A1, (3 mo. USD LIBOR + 1.470%)D E		250,000	250,213
Carlyle Global Market Strategies Euro CLO Ltd., 0.730%, Due 9/21/2029, 2015-2A AA1RD F	EUR	250,000	298,181
Carrington Mortgage Loan Trust, 1.589%, Due 2/25/2037, 2007 FRE1 A3, (1 mo. USD LIBOR + 0.260%)E		500,000	442,003
Citigroup Mortgage Loan Trust, 1.409%, Due 1/25/2037, 2007 AMC2 A3A, (1 mo. USD LIBOR + 0.080%)E		131,079	93,427
Colony American Homes,
2.416%, Due 5/17/2031, 2014 1A A, (1 mo. LIBOR + 1.150%)D E		270,200	270,958
2.244%, Due 7/17/2031, 2014 2A A, (1 mo. LIBOR + 0.950%)D E		146,213	146,468
Countrywide Asset-Backed Certificates, 1.459%, Due 12/25/2036, 2006 12 1A, (1 mo. USD LIBOR + 0.130%)E		124,455	113,577
Countrywide Asset-Backed Certificates Trust, 2.334%, Due 8/25/2035, 2005 3 MV5, (1 mo. USD LIBOR + 1.005%)E		400,000	403,950
Domino’s Pizza Master Issuer LLC,
2.617%, Due 7/25/2047, 2017 1A A2I, (3 mo. USD LIBOR + 1.250%)D E		399,000	399,575
3.082%, Due 7/25/2047, 2017 1A A2IID		399,000	396,339
Dryden 31 Senior Loan Fund, 2.434%, Due 4/18/2026, 2014-31A AR, (3 mo. USD LIBOR + 1.080%)D E		260,000	260,733
First Franklin Mortgage Loan Trust, 1.689%, Due 11/25/2035, 2005 FF10 A5, (1 mo. USD LIBOR + 0.360%)E		1,000,000	939,542
First Investors Auto Owner Trust, 4.700%, Due 4/18/2022, 2016 1A DD		500,000	512,998
GoldenTree Loan Opportunities VII Ltd., 2.517%, Due 4/25/2025, 2013-7A A, CLO, (3 mo. USD LIBOR + 1.150%)D E		433,674	433,670
GSAMP Trust, 1.449%, Due 12/25/2036, 2007 FM1 A2B, (1 mo. USD LIBOR + 0.120%)E		1,389,569	743,277
Halcyon Loan Advisors Funding Ltd., 2.283%, Due 4/20/2027, 2015-1A ARD F		250,000	249,998
Invitation Homes Trust, 2.601%, Due 6/17/2032, 2015 SFR2 A, (1 mo. LIBOR + 1.350%)D E		291,378	291,872
JFIN CLO Ltd., 2.313%, Due 4/21/2025, 2014-1A ARD F		300,000	301,279
Madison Park Funding XIII Ltd., 2.467%, Due 1/19/2025, 2014-13A AR, CLO, (3 mo. USD LIBOR + 1.110%)D E		250,000	251,146
Madison Park Funding XIV Ltd., 4.613%, Due 7/20/2026, 2014-14A DR, (3 mo. USD LIBOR + 3.250%)D E		250,000	250,466
Marathon CLO V Ltd., 2.311%, Due 11/21/2027, 2013-5A A1RD F		250,000	250,048
Mastr Specialized Loan Trust, 1.589%, Due 2/25/2036, 2006 2 A, (1 mo. USD LIBOR + 0.260%)D E		658,750	624,424
Morgan Stanley ABS Capital I, Inc. Trust,
1.379%, Due 7/25/2036, 2006 WMC2 A2FP, (1 mo. USD LIBOR + 0.050%)E		45,683	25,089
1.479%, Due 11/25/2036, 2007 HE1 A2C, (1 mo. USD LIBOR + 0.150%)E		442,559	295,019
1.389%, Due 12/25/2036, 2007 HE3 A2A, (1 mo. USD LIBOR + 0.060%)E		399,427	258,269

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Principal Amount*	Fair Value
ASSET-BACKED OBLIGATIONS - 14.82% (continued)
Morgan Stanley Home Equity Loan Trust, 1.429%, Due 4/25/2037, 2007 2 A1, (1 mo. USD LIBOR + 0.100%)E	$999,319	$605,937
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, 1.659%, Due 10/25/2036, 2006 AF1 A4, (1 mo. USD LIBOR + 0.330%)E	1,024,394	378,924
Oakwood Mortgage Investors, Inc., 6.610%, Due 6/15/2031, 2001 C A3F	305,015	103,721
OCP CLO Ltd.,
2.203%, Due 4/17/2027, 2015-8A A1RD F	250,000	250,169
2.159%, Due 7/15/2027, 2015-9A A1RD F	250,000	250,581
2.288%, Due 10/26/2027, 2015-10A A1RD F	200,000	200,000
Octagon Investment Partners 24 Ltd.,
2.341%, Due 5/21/2027, 2015-1A A1R, CLOD F	250,000	249,999
2.791%, Due 5/21/2027, 2015-1A A2AR, CLOD F	250,000	250,027
OHA Credit Partners VIII Ltd., 2.483%, Due 4/20/2025, 2013-8A A, CLO, (3 mo. USD LIBOR + 1.120%)D E	439,774	440,632
OHA Credit Partners XI Ltd., 5.663%, Due 10/20/2028, 2015-11A D, CLO, (3 mo. USD LIBOR + 4.300%)D E	250,000	255,180
Prestige Auto Receivables Trust, 5.150%, Due 11/15/2021, 2016 1A DD	400,000	411,778
RAAC Series Trust, 1.729%, Due 9/25/2045, 2006 SP1 M1, (1 mo. USD LIBOR + 0.400%)E	800,000	764,800
Renaissance Home Equity Loan Trust, 5.612%, Due 4/25/2037, 2007 1 AF3J	937,370	487,954
Residential Asset Securitization Trust, 1.769%, Due 1/25/2036, 2005 KS12 M1, (1 mo. USD LIBOR + 0.440%)E	150,968	151,134
Shackleton CLO VIII Ltd., 2.283%, Due 10/20/2027, 2015-8A A1RD F	250,000	249,998
Sound Point CLO VIII Ltd., 2.219%, Due 4/15/2027, 2015-1A ARD F	250,000	250,202
Springleaf Funding Trust, 2.680%, Due 7/15/2030, 2017 AA AD	200,000	198,719
Taco Bell Funding LLC, 3.832%, Due 5/25/2046, 2016 1A A2ID	355,500	360,960
Thacher Park CLO Ltd., 2.523%, Due 10/20/2026, 2014-1A AR, (3 mo. USD LIBOR + 1.160%)D E	500,000	502,050
Tralee CLO III Ltd., 2.393%, Due 10/20/2027, 2014-3A ARD F	250,000	250,176
Vibrant Clo VII Ltd., 2.647%, Due 9/15/2030, 2017-7A A1, (3 mo. USD LIBOR + 1.270%)D E	400,000	399,991
VOLT XXXVIII LLC, 3.875%, Due 9/25/2045, 2015 NP12 A1D J	241,082	241,708
Wells Fargo Home Equity Asset-Backed Securities Trust, 1.559%, Due 4/25/2037, 2007 2 A3, (1 mo. USD LIBOR + 0.230%)E	378,013	357,518
Westlake Automobile Receivables Trust, 4.100%, Due 6/15/2021, 2016 2A DD	250,000	253,039

Total Asset-Backed Obligations (Cost $17,748,334)		18,110,522

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.45%
Adjustable Rate Mortgage Trust, 3.621%, Due 9/25/2035, 2005-5 2A1F	43,067	39,941
American Home Mortgage Investment Trust,
3.287%, Due 10/25/2034, 2004-3 5A, (12 mo. USD LIBOR + 1.500%)E	13,765	13,861
3.061%, Due 9/25/2045, 2005-2 4A1, (6 mo. USD LIBOR + 1.500%)E	3,048	3,057
Banc of America Alternative Loan Trust, 1.729%, Due 5/25/2035, 2005-4 CB6, (1 mo. USD LIBOR + 0.400%)E	31,084	25,739
Banc of America Funding Trust, 1.583%, Due 5/20/2047, 2007-C 7A5, (1 mo. USD LIBOR + 0.300%)E	189,380	171,205
Bank of America Mortgage Trust, 4.161%, Due 7/20/2032, 2002-G 1A3F	2,592	2,629
Bear Stearns Adjustable Rate Mortgage Trust,
2.780%, Due 11/25/2030, 2000-2 A1F	19,364	18,689
3.364%, Due 8/25/2033, 2003-5 2A1F	42,983	42,936
3.758%, Due 8/25/2033, 2003-5 1A1F	37,753	37,459
3.625%, Due 4/25/2034, 2004-1 22A1F	508	504
3.884%, Due 11/25/2034, 2004-9 22A1F	9,495	9,534
3.672%, Due 5/25/2047, 2007-3 1A1F	20,586	19,676
Bear Stearns ALT-A Trust,
3.512%, Due 11/25/2036, 2006-6 32A1F	97,981	83,731
3.892%, Due 12/25/2046, 2006-7 23A1F	640,833	507,555
Chase Mortgage Finance Trust,
5.500%, Due 11/25/2035, 2005-S3 A10	186,042	177,454
3.651%, Due 2/25/2037, 2007-A1 1A5F	19,839	19,984

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

		Principal Amount*	Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.45% (continued)
Chase Mortgage Finance Trust (continued)
3.401%, Due 3/25/2037, 2007-A1 12M3F		$151,557	$129,283
Citigroup Mortgage Loan Trust, Inc.,
3.462%, Due 8/25/2035, 2005-3 2A2AF		20,508	20,545
2.830%, Due 9/25/2035, 2005-6 A3, (1-Yr. CMT + 1.800%)E		20,296	19,756
Countrywide Alternative Loan Trust,
6.000%, Due 10/25/2033, 2003-J2 A1		15,987	16,565
2.059%, Due 11/25/2035, 2005-56 1A1, (1 mo. USD LIBOR + 0.730%)E		737,144	725,844
6.500%, Due 9/25/2036, 2006-J5 1A1		609,636	506,896
1.493%, Due 7/20/2046, 2006-OA9 2A1A, (1 mo. USD LIBOR + 0.210%)E		7,719	5,119
1.519%, Due 9/25/2046, 2006-OA11 A1B, (1 mo. USD LIBOR + 0.190%)E		10,308	9,168
Countrywide Home Loan Mortgage Pass Through Trust, 5.750%, Due 5/25/2037, 2007-5 A51		41,334	37,377
Countrywide Home Loan Mortgage Pass Through Trust,
3.821%, Due 6/25/2033, 2003-27 A1F		19,807	19,868
2.089%, Due 9/25/2034, 2004-16 1A4A, (1 mo. USD LIBOR + 0.760%)E		26,100	25,654
1.909%, Due 4/25/2035, 2005-3 2A1, (1 mo. USD LIBOR + 0.580%)E		90,382	82,929
1.789%, Due 5/25/2035, 2005-9 1A3, (1 mo. USD LIBOR + 0.460%)E		93,574	86,237
3.276%, Due 11/20/2035, 2005-HYB7 6A1F		685,548	622,850
3.369%, Due 2/25/2047, 2007-HYB2 3A1F		144,382	129,344
CSMC Mortgage-Backed Trust, 6.000%, Due 7/25/2036, 2006-6 1A4		362,519	314,588
Fannie Mae Connecticut Avenue Securities,
5.329%, Due 5/25/2025, 2015-C02 1M2, (1 mo. USD LIBOR + 4.000%)E		405,741	440,464
6.329%, Due 7/25/2025, 2015-C03 2M2, (1 mo. USD LIBOR + 5.000%)E		182,954	200,228
7.029%, Due 4/25/2028, 2015-C04 1M2, (1 mo. USD LIBOR + 5.700%)E		507,117	574,158
2.629%, Due 7/25/2029, 2017-C01 1M1, (1 mo. USD LIBOR + 1.300%)E		274,951	277,413
2.478%, Due 9/25/2029, 2017-C02 2M1, (1 mo. USD LIBOR + 1.150%)E		361,125	363,899
First Horizon Alternative Mortgage Securities Trust, 3.211%, Due 9/25/2036, 2006-AA5 A1F		166,922	153,918
Freddie Mac Structured Agency Credit Risk Debt Notes,
2.529%, Due 7/25/2029, 2017-DNA1 M1, (1 mo. USD LIBOR + 1.200%)E		352,810	356,833
2.529%, Due 8/25/2029, 2017-HQA1 M1, (1 mo. USD LIBOR + 1.200%)E		235,783	238,071
GSMPS Mortgage Loan Trust,
1.679%, Due 3/25/2035, 2005-RP2 1AF, (1 mo. USD LIBOR + 0.350%)D E		592,575	542,430
1.679%, Due 9/25/2035, 2005-RP3 1AF, (1 mo. USD LIBOR + 0.350%)D E		625,391	543,192
1.729%, Due 4/25/2036, 2006-RP2 1AF1, (1 mo. USD LIBOR + 0.400%)D E		338,188	297,007
GSR Mortgage Loan Trust,
6.000%, Due 3/25/2032, 2003-2F 3A1		1,343	1,367
3.236%, Due 6/25/2034, 2004-7 3A1F		17,674	17,501
3.635%, Due 11/25/2035, 2005-AR7 6A1F		15,472	15,283
IM Pastor 4 FTA, 0.000%, Due 3/22/2044, 4 A, (3 mo. EUR EURIBOR + 0.140%)E G	EUR	727,075	762,213
JP Morgan Alternative Loan Trust, 5.656%, Due 5/26/2037, 2008-R3 3A1D F O		202,113	173,186
JP Morgan Mortgage Trust,
3.000%, Due 9/25/2044, 2014-IVR3 2A1D F		179,758	180,602
3.188%, Due 12/15/2047, 2017-5 A1D F O		500,000	505,775
Morgan Stanley Mortgage Loan Trust, 3.188%, Due 6/25/2036, 2006-8AR 5A4F		13,895	14,184
NACC Reperforming Loan REMIC Trust, 7.500%, Due 3/25/2034, 2004-R1 A2D		74,966	75,013
Nationstar Mortgage Loan Trust, 3.750%, Due 12/25/2052, 2013-A AD F		100,211	103,270
New Century Alternative Mortgage Loan Trust, 5.909%, Due 7/25/2036, 2006-ALT1 AF2F		7,591	4,426
New Residential Mortgage Loan Trust,
3.750%, Due 5/28/2052, 2015-1A A3D F		138,920	142,465
3.750%, Due 5/25/2054, 2014-2A A3D F		202,395	205,862
5.663%, Due 11/25/2054, 2014-3A B3D F		389,730	418,905
3.750%, Due 8/25/2055, 2015-2A A1D F		408,680	419,165
4.000%, Due 3/25/2057, 2017-2A A3D F		317,301	327,930
2.829%, Due 6/25/2057, 2017-5A A1, (1 mo. USD LIBOR + 1.500%)D E		318,153	326,237
Newgate Funding PLC,
0.000%, Due 12/1/2050, 2007-1X BB, (3 mo. EUR EURIBOR + 0.220%)E G	EUR	85,210	89,932
0.000%, Due 12/15/2050, 2007-2X BB, (3 mo. EUR EURIBOR + 0.250%)E G	EUR	163,319	171,202
Prime Mortgage Trust, 1.829%, Due 2/25/2035, 2006-CL1 A1, (1 mo. USD LIBOR + 0.500%)E		51,840	48,861

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

		Principal Amount*	Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.45% (continued)
Residential Accredit Loans, Inc., Trust,
5.750%, Due 9/25/2035, 2005-QS13 2A4		$568,879	$554,675
1.579%, Due 2/25/2036, 2006-QA2 1A1, (1 mo. USD LIBOR + 0.250%)E		412,475	329,267
1.429%, Due 5/25/2037, 2007-QA3 A1, (1 mo. USD LIBOR + 0.100%)E		246,914	225,731
Residential Asset Securitization Trust, 3.491%, Due 12/25/2034, 2004-IP2 4AF		47,822	47,379
Residential Funding Mortgage Securities Trust, 6.000%, Due 5/25/2037, 2007-S5 A4		716,676	680,764
Ripon Mortgages PLC, 1.326%, Due 8/20/2056, 2017-A1 1A, (3 mo. GBP LIBOR + 0.800%)D E	GBP	300,961	409,047
Structured Asset Mortgage Investments II Trust, 1.789%, Due 5/25/2045, 2005-AR2 2A1, (1 mo. USD LIBOR + 0.460%)E		70,423	65,463
Structured Asset Mortgage Investments Trust, 1.963%, Due 11/19/2033, 2003-AR3 A1, (1 mo. USD LIBOR + 0.680%)E		353,376	340,699
WaMu Mortgage Pass Through Certificates,
3.072%, Due 3/25/2035, 2005-AR3 A1F		24,053	23,627
3.221%, Due 9/25/2036, 2006-AR10 1A1F		535,860	519,050
2.630%, Due 1/25/2037, 2006-AR18 1A1F		877,356	806,878
3.305%, Due 3/25/2037, 2007-HY3 4A1F		101,743	101,143
2.443%, Due 12/19/2039, 2001-AR5 1AF		58,329	58,014
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust,
5.500%, Due 11/25/2035, 2005-9 2A2		146,983	135,207
1.489%, Due 2/25/2037, 2007-HY1 A2A, (1 mo. USD LIBOR + 0.160%)E		229,112	185,199
Washington Mutual MSC Mortgage Pass-Through Certificates Series Trust, 3.319%, Due 2/25/2033, 2003-AR1 2AF		1,736	1,720
Wells Fargo Mortgage Backed Securities Trust, 3.535%, Due 3/25/2035, 2005-AR3 2A1F		36,254	36,710

Total Collateralized Mortgage Obligations (Cost $15,824,424)			16,437,542

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.54%
BBCMS Mortgage Trust, 3.750%, Due 8/15/2036, 2017-DELC ED F		200,000	199,885
Caesars Palace Las Vegas Trust, 3.835%, Due 10/15/2034, 2017-VICI BD		250,000	256,440
FREMF Mortgage Trust, 3.782%, Due 5/25/2024, 2017-KF32 B, (1 mo. LIBOR + 2.550%)D E		199,977	200,273

Total Commercial Mortgage-Backed Obligations (Cost $657,476)			656,598

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.09%
Fannie Mae Grantor Trust, 6.000%, Due 2/25/2044, 2004-T3 1A1		8,366	9,452
Fannie Mae Pool, 3.000%, Due 2/1/2046		96,371	96,191

Total U.S. Agency Mortgage-Backed Obligations (Cost $106,300)			105,643

U.S. TREASURY OBLIGATIONS - 18.55%
U.S. Treasury Floating Rate Notes,
1.429%, Due 1/31/2019, (3 mo. Treasury money market yield + 0.140%)E		375,000	375,692
1.359%, Due 4/30/2019, (3 mo. Treasury money market yield + 0.070%)E		2,430,000	2,432,831
1.349%, Due 7/31/2019, (3 mo. Treasury money market yield + 0.060%)E		1,590,000	1,591,155
U.S. Treasury Notes/Bonds,
1.625%, Due 7/31/2019N		5,700,000	5,685,527
1.250%, Due 8/31/2019		1,185,000	1,174,261
1.375%, Due 3/31/2020		1,300,000	1,285,984
1.375%, Due 6/30/2023		50,000	47,811
2.250%, Due 1/31/2024		200,000	199,820
2.750%, Due 2/15/2024		300,000	308,320
2.000%, Due 4/30/2024		500,000	491,465
2.500%, Due 5/15/2024		1,100,000	1,113,793
2.000%, Due 5/31/2024		2,700,000	2,652,856
2.375%, Due 8/15/2024		700,000	702,926
2.250%, Due 11/15/2024		200,000	199,141
2.125%, Due 5/15/2025		50,000	49,258
2.000%, Due 8/15/2025		1,600,000	1,559,625
1.625%, Due 2/15/2026		200,000	188,734
2.375%, Due 5/15/2027		780,000	779,360

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Principal Amount*	Fair Value
U.S. TREASURY OBLIGATIONS - 18.55% (continued)
US Treasury Inflation Protected Securities,
0.250%, Due 1/15/2025H	$666,810	$656,266
2.375%, Due 1/15/2025H	562,947	637,595
0.625%, Due 1/15/2026H	467,357	470,552
3.875%, Due 4/15/2029H	57,043	76,841

Total U.S. Treasury Obligations (Cost $22,787,536)		22,679,813

MUNICIPAL OBLIGATIONS - 0.27%
City of Chicago IL, 7.750%, Due 1/1/2042, Series B	100,000	110,732
State of Illinois, 7.350%, Due 7/1/2035	100,000	115,869
Texas Public Finance Authority, 8.250%, Due 7/1/2024	100,000	103,762

Total Municipal Obligations (Cost $312,994)		330,363

	Shares
SHORT-TERM INVESTMENTS - 2.18%
Investment Companies - 1.94%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.99%K L	2,369,617	2,369,617

Certificate of Deposits - 0.24%
Barclays Bank PLC, 1.940%, Due 9/4/2018	300,000	300,508

Total Short-Term Investments (Cost $2,669,617)		2,670,125

TOTAL INVESTMENTS - 100.59% (Cost $123,887,997)		122,947,553
TOTAL PURCHASED OPTIONS AND SWAPTIONS CONTRACTS - 0.14% (Cost $319,574)		168,309
TOTAL WRITTEN OPTIONS AND SWAPTIONS CONTRACTS - (0.08%) (Cost $(287,689))		(95,122)
LIABILITIES, NET OF OTHER ASSETS - (0.65%)		(797,959)

TOTAL NET ASSETS - 100.00%		$122,222,781

Percentages are stated as a percent of net assets.

*	In U.S. Dollars unless otherwise noted.

A	Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
B	Coupon rates may not be available for bank loans that are unsettled and/or unfunded as of November 30, 2017.
C	Fixed Rate.
D	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $30,288,808 or 24.75% of net assets. The Fund has no right to demand registration of these securities.
E	Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on November 30, 2017.
F	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
G	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
H	Inflation-Indexed Note.
I	Par value represents units rather than shares.
J	Step Up/Down - A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at November 30, 2017. The maturity date disclosed represents the final maturity date.
K	7-day yield.
L	The Fund is affiliated by having the same investment advisor.
M	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $99,625 or 0.08% of net assets. Value was determined using significant unobservable inputs.
N	This security piece thereof is held as segregated collateral at period end.
O	Value was determined using significant unobservable inputs.

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

BADLARP - Benchmark rate provided by the Banco Central de la Republica Agrentina.

CLO - Collateralized Loan Obligation.

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

Futures Contracts Open on November 30, 2017:

Long Futures

Interest Rate Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Australian 10-Year Bond Futures	1	December 2017	$98,284	$99,178	$894
Euro-Bund Futures	5	March 2018	971,269	968,248	(3,021)
U.S. Treasury 10-Year Note Futures	34	March 2018	4,240,482	4,217,594	(22,888)
U.S. Treasury 5-Year Note Futures	9	March 2018	1,048,301	1,047,094	(1,207)

			$6,358,336	$6,332,114	$(26,222)

Short Futures

Interest Rate Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
90-Day Eurodollar Futures	78	June 2019	$(19,125,433)	$(19,074,900)	$50,533
Euro OAT Futures	29	December 2017	(5,390,735)	(5,485,131)	(94,396)
Euro-Buxl 30-Year Bond Futures	12	December 2017	(2,360,801)	(2,391,472)	(30,671)
Long GILT Futures	70	March 2018	(11,786,540)	(11,711,786)	74,754
U.S. 10-Year Ultra Bond Futures	4	March 2018	(533,744)	(532,688)	1,056
U.S. Long Bond Futures	1	March 2018	(153,249)	(151,719)	1,530
U.S. Treasury 10-Year Note Futures	26	March 2018	(3,247,155)	(3,225,218)	21,937
U.S. Ultra Bond Futures	1	March 2018	(166,361)	(164,875)	1,486

			$(42,764,018)	$(42,737,789)	$26,229

Centrally Cleared Swap Agreements Outstanding on November 30, 2017:

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Receive	3-Month USD-LIBOR	1.75	12/16/2018	USD	300	$(360)	$144	$504
Receive	3-Month USD-LIBOR	1.75	12/16/2018	USD	4,000	(6,623)	1,963	8,586
Receive	3-Month USD-LIBOR	1.25	6/21/2019	USD	2,700	18,111	26,965	8,854
Receive	3-Month USD-LIBOR	1.94	10/16/2019	USD	8,600	(1,022)	(16,605)	(15,583)
Receive	6-Month GBP-LIBOR	1.65	1/22/2020	GBP	400	(10,087)	(8,932)	1,155
Receive	3-Month USD-LIBOR	1.25	6/21/2020	USD	10,400	187,921	204,179	16,258
Pay	3-Month USD-LIBOR	2.10	10/16/2020	USD	8,700	1,202	13,618	12,416
Pay	3-Month USD-LIBOR	2.00	12/16/2020	USD	7,400	95,073	(18,423)	(113,496)
Receive	6-Month GBP-LIBOR	2.00	3/18/2022	GBP	200	(12,057)	(10,480)	1,577
Pay	3-Month USD-LIBOR	2.25	12/16/2022	USD	400	780	695	(85)
Pay	6-Month GBP-LIBOR	1.00	3/21/2023	GBP	2,400	24,986	31,694	6,708
Receive	6-Month EUR-EURIBOR	0.50	3/21/2023	EUR	1,900	24,091	20,537	(3,554)
Receive	1-Day BRL-CDI	10.23	1/2/2025	BRL	1,900	584	(1,555)	(2,139)
Receive	6-Month JPY-LIBOR	0.30	3/18/2026	JPY	110,000	(6,216)	(6,560)	(344)
Receive	3-Month USD-LIBOR	2.25	6/15/2026	USD	200	(8,786)	1,583	10,369

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Curr	Notional Amount (4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Receive	3-Month USD-LIBOR	1.75	12/21/2026	USD	590	$(5,534)	$31,582	$37,116
Receive	3-Month USD-LIBOR	1.75	12/21/2026	USD	8,100	(91,747)	414,745	506,492
Receive	3-Month USD-LIBOR	1.50	6/21/2027	USD	1,900	150,032	146,271	(3,761)
Receive	28-Day MXN-TIIE	7.35	9/30/2027	MXN	5,800	(3,255)	(3,971)	(716)
Receive	3-Month USD-LIBOR	2.75	12/20/2047	USD	200	6,812	4,615	(2,197)
Receive	6-Month EUR-EURIBOR	1.50	3/21/2048	EUR	400	7,871	2,708	(5,163)

						$371,776	$834,773	$462,997

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 11/30/2017 (3) (%)	Curr	Notional Amount (4) (000s)	Premiums Paid (Received)	Fair Value (5)	Unrealized Appreciation (Depreciation)
iTraxx Europe Senior Financials	1.00	6/20/2022	37.9307	EUR	300	$(1,553)	$(10,093)	$(8,540)
iTraxx Europe Senior Financials	1.00	12/20/2022	48.0502	EUR	400	(10,237)	(12,416)	(2,179)
Markit CDX HY	5.00	12/20/2022	318.2041	USD	3,000	(233,839)	(236,973)	(3,134)

						$(245,629)	$(259,482)	$(13,853)

OTC Swap Agreements Outstanding on November 30, 2017:

Credit Default Swaps on Corporate and Sovereign Securities - Sell Protection (2)

Reference Entity	Counter- Party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 11/30/2017 (3) (%)	Curr	Notional Amount (4) (000s)	Premiums Paid (Received)	Fair Value(5)	Unrealized Appreciation (Depreciation)
Qatar Government International Bond	BRC	1.00	12/20/2018	49.1094	USD	100	$584	$536	$(48)
Qatar Government International Bond	GST	1.00	12/20/2018	49.1094	USD	100	489	536	47
Republic Of Colombia	BRC	1.00	6/20/2021	74.3262	USD	200	(4,787)	1,752	6,539
United Mexican States	BRC	1.00	12/20/2021	76.3071	USD	100	(3,087)	915	4,002
Federal Republic Of Brazil	GST	1.00	6/20/2022	154.1873	USD	100	(5,928)	(2,277)	3,651
Republic Of Argentina	GST	5.00	6/20/2022	218.4849	USD	50	3,858	5,804	1,946
Republic Of Argentina	BRC	5.00	6/20/2022	218.4849	USD	50	3,827	5,805	1,978
Brazilian Government International Bond	GST	1.00	12/20/2022	171.7780	USD	100	(4,656)	(3,295)	1,361

							$(9,700)	$9,776	$19,476

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swaps on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

Purchased Option Contracts Outstanding on November 30, 2017:

Interest Rate Swaptions
Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate (%)	Expiration Date	Number of Contracts	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - OTC 5-Year IRS	BRC	6-Month GBP-LIBOR	Pay	1.60	2/15/2018	850,000	$6,060	$386	$(5,674)
Put - OTC 5-Year IRS	GSC	6-Month GBP-LIBOR	Pay	1.60	2/15/2018	850,000	5,943	386	(5,557)
Put - OTC 5-Year IRS	GSC	6-Month GBP-LIBOR	Pay	1.47	3/1/2018	800,000	5,320	1,187	(4,133)
Put - OTC 30-Year IRS	GST	3-Month USD-LIBOR	Pay	2.97	9/24/2018	1,200,000	62,100	21,314	(40,786)
Put - OTC 30-Year IRS	CBK	3-Month USD-LIBOR	Pay	2.97	9/24/2018	600,000	30,525	10,657	(19,868)
Call - OTC 2-Year IRS	MSC	3-Month USD-LIBOR	Pay	1.65	11/15/2018	4,700,000	26,673	2,836	(23,837)
Put - OTC 30-Year IRS	MSC	3-Month USD-LIBOR	Pay	3.05	12/12/2018	600,000	28,848	11,472	(17,376)

							$165,469	$48,238	$(117,231)

Interest Rate Floors
Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate (%)	Expiration Date	Number of Contracts	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - INT FLR	GSC	3-Month USD-LIBOR	Pay	1.63	8/15/2019	5,000,000	$32,000	$4,396	$(27,604)
Put - INT FLR	BRC	3-Month USD-LIBOR	Pay	1.63	8/15/2019	5,000,000	44,900	4,902	(39,998)
Put - INT FLR	DUB	3-Month USD-LIBOR	Pay	1.63	8/15/2019	2,500,000	22,500	2,451	(20,049)

							$99,400	$11,749	$(87,651)

Index Options
Description	Counterparty	Exercise Price	Expiration Date	Currency	Number of Contracts	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - S&P 500 Index	GST	2,150.00	12/15/2017	USD	61	$6,139	$1,220	$(4,919)
Put - S&P 500 Index	GST	2,275.00	12/29/2017	USD	63	6,040	6,040	—

						$12,179	$7,260	$(4,919)

Options on Exchange-Traded Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	Currency	Number of Contracts	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - 90-Day Eurodollar Futures	GST	98.25	12/17/2018	USD	110	$42,526	$101,062	$58,536

						$42,526	$101,062	$58,536

Written Options Contracts Outstanding on November 30, 2017:

Interest Rate Swaptions

Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate (%)	Expiration Date	Number of Contracts	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Put - OTC 5-Year IRS	FBF	3-Month USD-LIBOR	Receive	3.02	2/15/2018	2,200,000	$(12,732)	$(18)	$12,714
Put - OTC 5-Year IRS	MSC	3-Month USD-LIBOR	Receive	3.00	3/1/2018	1,100,000	(6,336)	(25)	6,311
Put - OTC 5-Year IRS	GST	3-Month USD-LIBOR	Receive	2.60	9/24/2018	5,800,000	(61,840)	(27,798)	34,042
Put - OTC 5-Year IRS	CBK	3-Month USD-LIBOR	Receive	2.60	9/24/2018	2,800,000	(29,120)	(13,420)	15,700
Call - OTC 10-Year IRS	MSC	3-Month USD-LIBOR	Receive	2.00	11/15/2018	1,000,000	(26,389)	(6,497)	19,892

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate (%)	Expiration Date	Number of Contracts	Premiums (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Put - OTC 5-Year IRS	MSC	3-Month USD-LIBOR	Receive	2.70	12/12/2018	3,000,000	$(31,758)	$(15,457)	$16,301

							$(168,175)	$(63,215)	$104,960

Interest Rate Floors
Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate (%)	Expiration Date	Number of Contracts	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Put - INT FLR	GSC	3-Month USD-LIBOR	Receive	1.00	8/15/2019	10,000,000	$(32,000)	$(209)	$31,791
Put - INT FLR	BRC	3-Month USD-LIBOR	Receive	1.00	8/15/2019	10,000,000	(45,770)	(247)	45,523
Put - INT FLR	DUB	3-Month USD-LIBOR	Receive	1.00	8/15/2019	5,000,000	(22,500)	(123)	22,377

							$(100,270)	$(579)	$99,691

Options on Exchange-Traded Futures Contracts

Description	Counterparty	Exercise Price	Expiration Date	Currency	Number of Contracts	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Put - U.S. Treasury 10-Year Note Future Option	MSC	122.50	12/22/2017	USD	11	$(2,565)	$(687)	$1,878
Put - 90-Day Eurodollar Futures	GST	97.75	12/17/2018	USD	110	(8,253)	(22,688)	(14,435)

						$(10,818)	$(23,375)	$(12,557)

OTC European Foreign Currency Options
Description	Counterparty	Exercise Price	Expiration Date	Currency	Number of Contracts	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
OTC ECAL FN	FBF	103.08	1/4/2018	USD	1,000,000	$(1,797)	$(974)	$823
OTC EPUT FN	FBF	102.08	1/4/2018	USD	1,000,000	(2,109)	(2,122)	(13)
OTC ECAL USD versus RUB	BOA	61.25	2/27/2018	USD	200,000	(2,290)	(2,422)	(132)
OTC ECAL USD versus MXN	BOA	19.50	2/27/2018	USD	200,000	(2,230)	(2,435)	(205)

						$(8,426)	$(7,953)	$473

Borrowing and Other Financing Transactions on November 30, 2017:

Reverse Repurchase Agreements

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed		Payable for Reverse Repurchase Agreements
BNP Paribas(1)	1.25%	11/28/2017	12/4/2017	$501,875	(2)	$501,875

				$501,875		$501,875

(1)	Collateralized by a U.S. Treasury N/B valued at $501,875, 1.625%, 7/31/2019.
(2)	The average amount of borrowing during the period ended November 30, 2017 was $501,875 at a weighted average interest rate of 1.25%.

Forward Foreign Currency Contracts Open on November 30, 2017:

Currency* Purchased		Currency* Sold		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
SGD	315,083	USD	312,015	12/4/2017	BOA	$3,068	$—	$3,068
USD	854,599	EUR	835,046	12/4/2017	BOA	—	(19,553)	(19,553)
CNY	153,084	USD	142,320	12/5/2017	BOA	10,764	—	10,764
USD	153,084	CNY	139,428	12/5/2017	BOA	—	(13,656)	(13,656)

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

Forward Foreign Currency Contracts Open on November 30, 2017 (continued)

Currency* Purchased		Currency* Sold		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
MXN	117,755	USD	114,000	12/15/2017	BOA	$3,755	$—	$3,755
JPY	158,287	USD	158,430	12/19/2017	BOA	—	(143)	(143)
EUR	318,111	USD	318,864	12/19/2017	BOA	—	(753)	(753)
EUR	327,643	USD	324,658	12/19/2017	BOA	2,985	—	2,985
USD	326,356	JPY	326,982	12/19/2017	BOA	626	—	626
USD	312,128	JPY	318,483	12/19/2017	BOA	6,355	—	6,355
USD	159,651	EUR	158,146	12/19/2017	BOA	—	(1,505)	(1,505)
TRY	78,801	USD	82,621	1/16/2018	BOA	—	(3,820)	(3,820)
USD	78,801	TRY	83,132	1/16/2018	BOA	4,331	—	4,331
TRY	184,730	USD	185,752	2/15/2018	BOA	—	(1,022)	(1,022)
USD	315,406	SGD	312,394	3/14/2018	BOA	—	(3,012)	(3,012)
EGP	122,456	USD	119,999	4/26/2018	BOA	2,457	—	2,457
USD	1,777,337	JPY	1,751,413	12/8/2017	BRC	—	(25,924)	(25,924)
JPY	415,253	USD	423,581	12/18/2017	BRC	—	(8,328)	(8,328)
GBP	427,579	USD	430,243	12/18/2017	BRC	—	(2,664)	(2,664)
USD	427,579	GBP	422,260	12/18/2017	BRC	—	(5,319)	(5,319)
USD	415,253	JPY	424,045	12/18/2017	BRC	8,792	—	8,792
MYR	176,195	USD	170,300	1/30/2018	BRC	5,895	—	5,895
INR	25,688	USD	25,718	12/4/2017	CBK	—	(30)	(30)
TWD	282,348	USD	281,447	12/4/2017	CBK	901	—	901
BRL	318,332	USD	326,583	12/4/2017	CBK	—	(8,251)	(8,251)
KRW	322,047	USD	314,772	12/4/2017	CBK	7,275	—	7,275
USD	839,841	GBP	820,979	12/4/2017	CBK	—	(18,862)	(18,862)
USD	322,047	KRW	322,982	12/4/2017	CBK	935	—	935
USD	318,332	BRL	319,547	12/4/2017	CBK	1,215	—	1,215
USD	318,332	BRL	319,547	12/4/2017	CBK	1,215	—	1,215
USD	282,348	TWD	282,282	12/4/2017	CBK	—	(66)	(66)
USD	25,688	INR	25,536	12/4/2017	CBK	—	(152)	(152)
USD	15,473	EUR	15,348	12/4/2017	CBK	—	(125)	(125)
EUR	117,858	USD	117,042	12/8/2017	CBK	816	—	816
USD	679,769	EUR	663,484	12/8/2017	CBK	—	(16,285)	(16,285)
USD	297,622	EUR	293,485	12/8/2017	CBK	—	(4,137)	(4,137)
USD	117,858	EUR	114,800	12/8/2017	CBK	—	(3,058)	(3,058)
GBP	811,699	USD	815,643	12/14/2017	CBK	—	(3,944)	(3,944)
GBP	1,839,851	USD	1,809,841	12/14/2017	CBK	30,010	—	30,010
MXN	212,347	USD	210,824	12/15/2017	CBK	1,523	—	1,523
BRL	317,305	USD	318,493	1/3/2018	CBK	—	(1,188)	(1,188)
RUB	205,948	USD	207,195	1/19/2018	CBK	—	(1,247)	(1,247)
COP	124,183	USD	125,286	1/31/2018	CBK	—	(1,103)	(1,103)
USD	3,922,812	JPY	3,874,740	2/2/2018	CBK	—	(48,072)	(48,072)
ARS	206,223	USD	200,000	2/14/2018	CBK	6,223	—	6,223
NZD	839,714	USD	849,610	2/28/2018	CBK	—	(9,896)	(9,896)
INR	25,405	USD	25,266	3/13/2018	CBK	139	—	139
USD	322,254	KRW	314,891	3/14/2018	CBK	—	(7,363)	(7,363)
USD	283,911	TWD	282,904	3/14/2018	CBK	—	(1,007)	(1,007)
INR	25,688	USD	25,269	12/4/2017	FBF	419	—	419
TWD	304,567	USD	304,496	12/4/2017	FBF	71	—	71
USD	304,567	TWD	302,841	12/4/2017	FBF	—	(1,726)	(1,726)
USD	25,688	INR	25,718	12/4/2017	FBF	30	—	30
TWD	22,219	USD	22,000	12/4/2017	GSC	219	—	219
KRW	322,047	USD	322,982	12/4/2017	GSC	—	(935)	(935)
EUR	870,072	USD	868,428	12/4/2017	GSC	1,644	—	1,644
USD	322,047	KRW	312,876	12/4/2017	GSC	—	(9,171)	(9,171)
USD	200,759	CAD	201,175	12/4/2017	GSC	416	—	416
USD	22,219	TWD	22,214	12/4/2017	GSC	—	(5)	(5)
USD	207,131	MXN	214,521	12/15/2017	GSC	7,390	—	7,390
USD	872,353	EUR	870,722	1/10/2018	GSC	—	(1,631)	(1,631)

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

Forward Foreign Currency Contracts Open on November 30, 2017 (continued)

Currency* Purchased		Currency* Sold		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	841,139	GBP	837,046	1/10/2018	GSC	$—	$(4,093)	$(4,093)
ARS	46,215	USD	44,458	1/12/2018	GSC	1,757	—	1,757
CAD	1,280,183	USD	1,281,305	2/6/2018	GSC	—	(1,122)	(1,122)
INR	1,999,889	USD	1,998,358	12/7/2017	HUS	1,531	—	1,531
USD	438,220	GBP	423,756	12/8/2017	HUS	—	(14,464)	(14,464)
SEK	1,696,975	USD	1,795,593	12/11/2017	HUS	—	(98,618)	(98,618)
KRW	1,709,242	USD	1,673,941	12/13/2017	HUS	35,301	—	35,301
USD	1,709,242	KRW	1,643,516	12/13/2017	HUS	—	(65,726)	(65,726)
CAD	299,254	USD	309,774	12/15/2017	HUS	—	(10,520)	(10,520)
NOK	300,961	USD	317,688	12/15/2017	HUS	—	(16,727)	(16,727)
USD	300,961	NOK	318,940	12/15/2017	HUS	17,979	—	17,979
USD	299,255	CAD	316,286	12/15/2017	HUS	17,031	—	17,031
USD	768,125	ZAR	760,303	1/11/2018	HUS	—	(7,822)	(7,822)
USD	108,697	ZAR	108,007	1/11/2018	HUS	—	(690)	(690)
USD	101,451	ZAR	102,056	1/11/2018	HUS	605	—	605
USD	94,204	ZAR	95,749	1/11/2018	HUS	1,545	—	1,545
USD	94,204	ZAR	94,003	1/11/2018	HUS	—	(201)	(201)
USD	65,218	ZAR	64,904	1/11/2018	HUS	—	(314)	(314)
USD	28,986	ZAR	29,129	1/11/2018	HUS	143	—	143
USD	28,986	ZAR	29,076	1/11/2018	HUS	90	—	90
TRY	1,164,638	USD	1,259,473	1/12/2018	HUS	—	(94,835)	(94,835)
RUB	167,711	USD	167,586	1/16/2018	HUS	125	—	125
PLN	887,221	USD	871,031	1/18/2018	HUS	16,190	—	16,190
NOK	1,986,440	USD	2,069,420	1/19/2018	HUS	—	(82,980)	(82,980)
SEK	263,857	USD	265,479	1/23/2018	HUS	—	(1,622)	(1,622)
SEK	479,741	USD	484,751	1/23/2018	HUS	—	(5,010)	(5,010)
SEK	1,115,397	USD	1,147,631	1/23/2018	HUS	—	(32,234)	(32,234)
NOK	298,406	USD	317,136	1/29/2018	HUS	—	(18,730)	(18,730)
USD	318,985	EUR	318,446	1/29/2018	HUS	—	(539)	(539)
NOK	325,281	USD	332,529	2/15/2018	HUS	—	(7,248)	(7,248)
NOK	855,368	USD	876,138	2/15/2018	HUS	—	(20,770)	(20,770)
TWD	3,940,788	USD	3,943,154	12/1/2017	JPM	—	(2,366)	(2,366)
USD	3,940,788	TWD	3,910,670	12/1/2017	JPM	—	(30,118)	(30,118)
JPY	597,337	USD	595,905	2/2/2018	JPM	1,432	—	1,432
JPY	846,971	USD	859,250	2/2/2018	JPM	—	(12,279)	(12,279)
JPY	1,961,406	USD	1,955,639	2/2/2018	JPM	5,767	—	5,767
USD	10,807,041	EUR	10,519,894	2/9/2018	JPM	—	(287,147)	(287,147)
USD	3,958,033	TWD	3,957,281	2/23/2018	JPM	—	(752)	(752)
USD	315,083	SGD	311,070	12/4/2017	SCB	—	(4,013)	(4,013)
USD	181,536	AUD	184,280	12/4/2017	SCB	2,744	—	2,744
USD	4,538	AUD	4,588	12/4/2017	SCB	50	—	50
EGP	95,771	USD	94,000	7/30/2018	SCB	1,771	—	1,771
BRL	83,929	USD	84,092	2/16/2018	SSB	—	(163)	(163)
IDR	168,309	USD	167,343	4/24/2018	SSB	966	—	966

						$214,496	$(1,045,056)	$(830,560)

*	All values denominated in USD.

Glossary:
Counterparty Abbreviations:
BOA	Bank of America, N.A.
BRC	Barclays Bank PLC
CBK	Citibank, N.A.
DUB	Deutsche Bank AG
FBF	Credit Suisse International
GSC	Goldman Sachs Capital Markets
GST	Goldman Sachs International

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

HUS	HSBC Bank (USA)
JPM	JPMorgan Chase Bank, N.A.
MSC	Morgan Stanley & Co., Inc.
SCB	Standard Chartered Bank
SSB	State Street Bank & Trust Co.
Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand
Index Abbreviations:
CDX	Credit Default Swap Index
HY	High Yield
iTraxx	Credit Default Swap Index
S&P	Standard & Poor’s
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index
TIIE	Interbank Equilibrium Interest Rate
Other Abbreviations:
Bund	German Federal Government Bond
Buxl	Long term debt that is issued by the Federal Republic of Germany
CDI	Chess Depository Interest
ECAL	European-Style Call
EPUT	European-Style Put
EURIBOR	Euro Interbank Offered Rate
GILT	Bank of England Bonds
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of November 30, 2017, the investments were classified as described below:

Flexible Bond Fund	Level 1	Level 2	Level 3	Total
Assets
Bank Loan Obligations	$—	$1,853,472	$99,625	$1,953,097
Corporate Obligations	—	22,225,427	—	22,225,427
Foreign Corporate Obligations	—	8,246,106	—	8,246,106
Foreign Sovereign Obligations	—	29,532,317	—	29,532,317

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

Flexible Bond Fund	Level 1	Level 2	Level 3	Total
Assets (continued)
Asset-Backed Obligations	$—	$18,110,522	$—	$18,110,522
Collateralized Mortgage Obligations	—	16,264,356	173,186	16,437,542
Commercial Mortgage-Backed Obligations	—	656,598	—	656,598
U.S. Agency Mortgage-Backed Obligations	—	105,643	—	105,643
U.S. Treasury Obligations	—	22,679,813	—	22,679,813
Municipal Obligations	—	330,363	—	330,363
Short-Term Investments:
Investment Companies	2,369,617	—	—	2,369,617
Certificate of Deposits	—	300,508	—	300,508

Total Investments in Securities - Assets	$2,369,617	$120,305,125	$272,811	$122,947,553

Financial Derivative Instruments - Assets
Futures Contracts	$152,190	$—	$—	$152,190
Swap Contract Agreements	—	629,559	—	629,559
Purchased Options and Swaptions Contracts	108,322	59,987	—	168,309
Forward Foreign Currency Contracts	—	214,496	—	214,496

Total Financial Derivative Instruments - Assets	$260,512	$904,042	$—	$1,164,554

Financial Derivative Instruments - Liabilities
Futures Contracts	$(152,183)	$—	$—	$(152,183)
Swap Contract Agreements	—	(160,939)	—	(160,939)
Written Options and Swaptions	(23,375)	(71,747)	—	(95,122)
Reverse Repurchase Agreements	—	(501,875)	—	(501,875)
Forward Foreign Currency Contracts	—	(1,045,056)	—	(1,045,056)

Total Financial Derivative Instruments - Liabilities	$(175,558)	$(1,779,617)	$—	$(1,955,175)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended November 30, 2017, there were no transfers between levels.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 8/31/2017	Net Purchases	Net Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 11/30/2017	Change in Unrealized Appreciation (Depreciation) at Period end**
Bank Loan Obligations	$—	$99,625	$—	$—	$—	$—	$—	$—	$99,625	$—
Collateralized Mortgage Obligations	179,680	—	9,751	271	1,015	1,971	—	—	173,186	1,971

	$179,680	$99,625	$9,751	$271	$1,015	$1,971	$—	$—	$272,811	$1,971

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end.

The collateralized mortgage obligation was classified as a Level 3 security because the securities were priced using a single broker quote.

The valuation of the unfunded bank loan obligation was classified as Level 3 security due to the use of unobservable inputs.

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds, 1.625%, Due 7/31/2019		4.7
U.S. Treasury Notes/Bonds, 2.000%, Due 5/31/2024		2.2
U.S. Treasury Floating Rate Notes, 1.359%, Due 4/30/2019		2.0
Mexican Bonos Desarr, 7.750%, Due 11/13/2042		1.8
Brazil Notas do Tesouro Nacional, 10.000%, Due 1/1/2027		1.8
Goldman Sachs Group, Inc., 2.516%, Due 11/15/2018		1.3
Morgan Stanley, 2.647%, Due 4/25/2018		1.3
U.S. Treasury Floating Rate Notes, 1.349%, Due 7/31/2019		1.3
U.S. Treasury Notes/Bonds, 2.000%, Due 8/15/2025		1.3
Mexican Bonos Desarr, 8.500%, Due 5/31/2029		1.2
Total Fund Holdings	364

Sector Allocation (% Investments)
Foreign Sovereign Obligations		24.6
U.S. Treasury Obligations		18.8
Financial		15.2
Asset-Backed Obligations		15.1
Collateralized Mortgage Obligations		13.7
Consumer, Cyclical		2.5
Energy		2.0
Communications		1.9
Consumer, Non-Cyclical		1.8
Technology		1.1
Consumer		0.9
Commercial Mortgage-Backed Obligations		0.5
Industrial		0.5
Utilities		0.3
Basic Materials		0.3
Municipal Obligations		0.3
Manufacturing		0.3
U.S. Agency Mortgage-Backed Obligations		0.1
Healthcare		0.1
Telecommunications		0.0

Top Ten Country Allocation (% Investments)
United States		61.5
Cayman Islands		5.2
Mexico		4.6
Malaysia		2.2
Poland		2.2
Japan		2.1
Brazil		2.1
United Kingdom		2.0
Indonesia		1.9
South Africa		1.8

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 1.52%
Consumer Staples - 0.01%
Food & Staples Retailing - 0.01%
Nueva Pescanova, S.L.A	301,134	$179,212

Energy - 0.67%
Oil, Gas & Consumable Fuels - 0.67%
Cona Resources Ltd.	2,389,894	4,130,887
KNOT Offshore Partners MLP	207,261	4,186,672

		8,317,559

Total Energy		8,317,559

Financials - 0.63%
Capital Markets - 0.29%
Oslo Bors VPS Holding ASA	269,988	3,618,468

Mortgage Real Estate Investment Trusts (REITs) - 0.34%
Annaly Capital Management, Inc.	359,000	4,189,530

Total Financials		7,807,998

Materials - 0.21%
Chemicals - 0.21%
CVR Partners MLP	816,191	2,652,621

Total Common Stocks (Cost $23,220,586)		18,957,390

CONVERTIBLE PREFERRED STOCKS - 0.16% (Cost $3,758,766)
Energy - 0.16%
Sanchez Energy Corp., Series B	108,200	1,996,842

PREFERRED STOCKS - 0.25% (Cost $3,117,500)
Energy - 0.25%
Oil, Gas & Consumable Fuels - 0.25%
Scorpio Tankers, Inc.	124,700	3,148,675

	Principal Amount
BANK LOAN OBLIGATIONSB - 0.94% (Cost $11,386,487)
Consumer - 0.94%
Gol LuxCo S.A., 6.500%, Due 8/31/2020, 1st Lien Term Loan, (Fixed + 6.500%)	$11,450,000	11,736,250

CORPORATE OBLIGATIONS - 59.89%
Basic Materials - 1.53%
CVR Partners LP / CVR Nitrogen Finance Corp., 9.250%, Due 6/15/2023C	17,915,000	18,989,900

Communications - 2.71%
Salem Media Group, Inc., 6.750%, Due 6/1/2024C	15,185,000	15,279,906
Univision Communications, Inc., 5.125%, Due 2/15/2025C	18,950,000	18,452,563

		33,732,469

Consumer, Cyclical - 7.19%
Carlson Travel, Inc., 9.500%, Due 12/15/2024C	11,095,000	10,096,450
CRC Escrow Issuer LLC, 5.250%, Due 10/15/2025C	18,520,000	18,543,150
Men’s Wearhouse, Inc., 7.000%, Due 7/1/2022	19,480,000	18,725,150
MGM Resorts International, 7.750%, Due 3/15/2022	14,355,000	16,656,107
Station Casinos LLC, 5.000%, Due 10/1/2025C	10,005,000	10,001,298
Titan International, Inc., 6.500%, Due 11/30/2023C	15,540,000	15,457,638

		89,479,793

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Principal Amount*	Fair Value
CORPORATE OBLIGATIONS - 59.89% (continued)
Consumer, Non-Cyclical - 23.70%
Acadia Healthcare Co., Inc.,
5.125%, Due 7/1/2022	$5,500,000	$5,493,895
5.625%, Due 2/15/2023	12,143,000	12,203,715
B&G Foods, Inc., 5.250%, Due 4/1/2025	10,290,000	10,520,496
DaVita, Inc., 5.000%, Due 5/1/2025	12,000,000	12,003,600
Envision Healthcare Corp., 5.125%, Due 7/1/2022C	11,750,000	11,529,687
Gartner, Inc., 5.125%, Due 4/1/2025C	19,210,000	20,074,450
Halyard Health, Inc., 6.250%, Due 10/15/2022	14,000,000	14,595,000
HCA, Inc.,
4.750%, Due 5/1/2023	12,479,000	13,024,956
4.500%, Due 2/15/2027	10,441,000	10,587,174
Hearthside Group Holdings LLC/Hearthside Finance Co., 6.500%, Due 5/1/2022C	15,547,000	15,955,109
Kindred Healthcare, Inc., 6.375%, Due 4/15/2022	19,659,000	18,577,755
Kronos Acquisition Holdings, Inc., 9.000%, Due 8/15/2023C	9,280,000	8,723,200
LifePoint Health, Inc., 5.375%, Due 5/1/2024	17,000,000	16,660,000
Live Nation Entertainment, Inc., 4.875%, Due 11/1/2024C	7,080,000	7,292,400
MEDNAX, Inc., 5.250%, Due 12/1/2023C	17,465,000	17,901,625
Post Holdings, Inc., 5.000%, Due 8/15/2026C	17,221,000	17,070,316
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.250%, Due 5/15/2023C	18,120,000	19,999,950
Select Medical Corp., 6.375%, Due 6/1/2021	16,135,000	16,558,544
Simmons Foods, Inc., 5.750%, Due 11/1/2024C	18,280,000	18,137,416
Tenet Healthcare Corp., 4.500%, Due 4/1/2021	15,000,000	15,093,750
TreeHouse Foods, Inc., 6.000%, Due 2/15/2024C	12,444,000	13,019,535

		295,022,573

Energy - 7.76%
California Resources Corp., 8.000%, Due 12/15/2022C	23,845,000	17,645,300
CVR Refining LLC / Coffeyville Finance, Inc., 6.500%, Due 11/1/2022	17,075,000	17,544,562
Denbury Resources, Inc., 5.500%, Due 5/1/2022	12,426,000	8,076,900
Energen Corp., 7.125%, Due 2/15/2028	5,830,000	6,179,800
Murphy Oil Corp.,
6.875%, Due 8/15/2024	1,799,000	1,936,174
7.050%, Due 5/1/2029	6,150,000	6,826,500
5.875%, Due 12/1/2042	11,166,000	10,998,510
Sanchez Energy Corp., 6.125%, Due 1/15/2023	14,935,000	12,601,406
Whiting Petroleum Corp., 5.750%, Due 3/15/2021	14,740,000	14,813,700

		96,622,852

Financial - 0.93%
MPT Operating Partnership LP / MPT Finance Corp., 5.000%, Due 10/15/2027	11,120,000	11,592,600

Industrial - 10.71%
AECOM, 5.875%, Due 10/15/2024	9,309,000	10,123,537
Airxcel, Inc., 8.500%, Due 2/15/2022C	9,280,000	9,813,600
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.500%, Due 1/15/2023	15,925,000	16,628,885
Engility Corp., 8.875%, Due 9/1/2024	16,705,000	17,957,875
JPW Industries Holding Corp., 9.000%, Due 10/1/2024C	11,765,000	12,294,425
Kratos Defense & Security Solutions, Inc., 6.500%, Due 11/30/2025C	11,940,000	12,268,350
LSB Industries, Inc., 8.500%, Due 8/1/2019DF	18,027,000	17,846,730
MasTec, Inc., 4.875%, Due 3/15/2023	15,090,000	15,316,350
Multi-Color Corp., 4.875%, Due 11/1/2025C	14,930,000	15,041,975
Sealed Air Corp., 5.125%, Due 12/1/2024C	5,612,000	6,018,870

		133,310,597

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

		Principal Amount*	Fair Value
CORPORATE OBLIGATIONS - 59.89% (continued)
Technology - 5.36%
DynCorp International, Inc., 11.875%, Due 11/30/2020, PIK (1.50%)		$15,560,178	$16,454,888
Leidos, Inc.,
7.125%, Due 7/1/2032		10,336,000	11,731,360
5.500%, Due 7/1/2033		6,996,000	6,872,013
Microsemi Corp., 9.125%, Due 4/15/2023C		13,415,000	15,175,719
Qorvo, Inc., 7.000%, Due 12/1/2025		14,500,000	16,457,500

			66,691,480

Total Corporate Obligations (Cost $740,868,460)			745,442,264

CONVERTIBLE OBLIGATIONS - 3.25%
Communications - 1.15%
Gogo, Inc., 3.750%, Due 3/1/2020		15,710,000	14,335,375

Consumer, Cyclical - 1.01%
Titan Machinery, Inc., 3.750%, Due 5/1/2019		12,755,000	12,579,619

Industrial - 1.09%
Scorpio Tankers, Inc., 2.375%, Due 7/1/2019C		15,336,000	13,572,360

Total Convertible Obligations (Cost $41,151,180)			40,487,354

FOREIGN CORPORATE OBLIGATIONS - 25.60%
Basic Materials - 1.85%
Kissner Holdings LP / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, Due 12/1/2022C		22,605,000	22,972,331

Communications - 1.42%
Virgin Media Finance PLC, 6.000%, Due 10/15/2024C		17,100,000	17,698,500

Consumer, Cyclical - 5.27%
Codere Finance 2 Luxembourg S.A., 7.625%, Due 11/1/2021C		15,750,000	16,061,063
Gol Linhas Aereas S.A., 10.750%, Due 2/12/2023A C		5,000,000	5,132,500
Gol LuxCo S.A.,
9.500%, Due 7/20/2021, PIK (1.000%)C		2,662,060	2,622,129
8.875%, Due 1/24/2022C		1,300,000	1,373,450
Ladbrokes Group Finance PLC, 5.125%, Due 9/8/2023E	GBP	9,700,000	13,774,460
Servicios Corporativos Javer S.A.B. de C.V., 9.875%, Due 4/6/2021C		7,673,000	7,918,536
Viking Cruises Ltd., 5.875%, Due 9/15/2027C		18,450,000	18,657,562

			65,539,700

Consumer, Non-Cyclical - 6.42%
Clearwater Seafoods, Inc., 6.875%, Due 5/1/2025C		17,920,000	18,390,400
IHS Markit Ltd., 5.000%, Due 11/1/2022C		15,819,000	16,847,235
JBS USA LUX S.A. / JBS USA Finance, Inc., 5.875%, Due 7/15/2024C		18,875,000	18,591,875
Minerva Luxembourg S.A., 6.500%, Due 9/20/2026C		13,525,000	14,018,257
Nueva Pescanova, S.L.,
3.000%, Due 5/23/2024, Tranche AA G	EUR	430,439	362,124
1.000%, Due 5/23/2029, PIK (1.000%) Tranche BA F G	EUR	617,926	278,247
1.000%, Due 5/23/2034, PIK (1.000%) Tranche CA F G	EUR	296,704	26,601
Ritchie Bros Auctioneers, Inc., 5.375%, Due 1/15/2025C		10,972,000	11,465,740

			79,980,479

Energy - 4.49%
Baytex Energy Corp.,
5.125%, Due 6/1/2021C		6,649,000	6,349,795
5.625%, Due 6/1/2024C		6,515,000	6,124,100
CES Energy Solutions Corp., 6.375%, Due 10/21/2024C	CAD	11,940,000	9,439,833

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

		Principal Amount*	Fair Value
FOREIGN CORPORATE OBLIGATIONS - 25.60% (continued)
Energy – 4.49% (continued)
MEG Energy Corp., 7.000%, Due 3/31/2024C		$37,803,000	34,022,700

			55,936,428

Industrial - 3.36%
ATS Automation Tooling Systems, Inc., 6.500%, Due 6/15/2023C		15,494,000	$16,229,965
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc., 8.125%, Due 11/15/2021C		12,410,000	10,517,475
Tervita Escrow Corp., 7.625%, Due 12/1/2021C		14,930,000	15,116,625

			41,864,065

Technology - 1.40%
Sensata Technologies B.V., 4.875%, Due 10/15/2023C		16,705,000	17,444,196

Utilities - 1.39%
Stoneway Capital Corp., 10.000%, Due 3/1/2027C		16,225,000	17,320,188

Total Foreign Corporate Obligations (Cost $311,352,258)			318,755,887

FOREIGN SOVEREIGN OBLIGATIONS - 2.33%
Hellenic Republic Government Bond, 3.000%, Due 2/24/2023, Series PSID E F	EUR	18,685,000	21,201,301
Mexican Bonos, 6.500%, Due 6/10/2021, Series M	MXN	147,500,000	7,759,538

Total Foreign Sovereign Obligations (Cost $26,377,325)			28,960,839

		Shares
SHORT-TERM INVESTMENTS - 1.46% (Cost $18,096,224)
Investment Companies - 1.46%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.99%H I		18,096,224	18,096,224

TOTAL INVESTMENTS - 95.40% (Cost $1,179,328,786)			1,187,581,725
OTHER ASSETS, NET OF LIABILITIES - 4.60%			57,212,440

TOTAL NET ASSETS - 100.00%			$1,244,794,165

Percentages are stated as a percent of net assets.

*	In U.S. Dollars unless otherwise noted.

A	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $5,978,684 or 0.48% of net assets. Value was determined using significant unobservable inputs.
B	Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
C	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $662,669,647 or 53.24% of net assets. The Fund has no right to demand registration of these securities.
D	Step Up/Down - A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at November 30, 2017. The maturity date disclosed represents the final maturity date.
E	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
F	Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on November 30, 2017.
G	Default Security. At period end, the amount of securities in default was $666,972 or 0.05% of net assets.
H	The Fund is affiliated by having the same investment advisor.
I	7-day yield.

LLC - Limited Liability Company.

LP - Limited Partnership.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

MLP - Master Limited Partnership.

PIK - Payment in Kind.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

Futures Contracts Open on November 30, 2017:

Short Futures

Currency Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
British Pound Currency Futures	165	December 2017	$(13,851,651)	$(13,952,813)	$(101,162)
Canadian Dollar Currency Futures	173	December 2017	(13,868,242)	(13,410,960)	457,282
Euro Currency Futures	152	December 2017	(22,721,121)	(22,625,200)	95,921

			$(50,441,014)	$(49,988,973)	$452,041

Glossary:

Currency Abbreviations:
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of November 30, 2017, the investments were classified as described below:

SiM High Yield Opportunities Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$18,778,178	$—	$179,212	$18,957,390
Convertible Preferred Stocks	1,996,842	—	—	1,996,842
Preferred Stocks	3,148,675	—	—	3,148,675
Bank Loan Obligations	—	11,736,250	—	11,736,250
Corporate Obligations	—	745,442,264	—	745,442,264
Convertible Obligations	—	40,487,354	—	40,487,354
Foreign Corporate Obligations	—	312,956,415	5,799,472	318,755,887
Foreign Sovereign Obligations	—	28,960,839	—	28,960,839
Short-Term Investments	18,096,224	—	—	18,096,224

Total Investments in Securities - Assets	$42,019,919	$1,139,583,122	$5,978,684	$1,187,581,725

Financial Derivative Instruments - Assets
Futures Contracts	$553,203	$—	$—	$553,203

Total Financial Derivative Instruments - Assets	$553,203	$—	$—	$553,203

Financial Derivative Instruments - Liabilities
Futures Contracts	$(101,162)	$—	$—	$(101,162)

Total Financial Derivative Instruments - Liabilities	$(101,162)	$—	$—	$(101,162)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended November 30, 2017, there were no transfers between levels.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 8/31/2017	Net Purchases	Net Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 11/30/2017	Change in Unrealized Appreciation (Depreciation) at Period end**
Common Stocks	$179,243	$—	$—	$—	$—	$(31)	$—	$—	$179,212	$(31)
Foreign Corporate Obligations	4,750,000	—	—	4,475	—	378,025	—	—	5,132,500	378,025
Foreign Corporate Obligations	667,085	—	—	(46)	—	(67)	—	—	666,972	(67)

	$5,596,328	$—	$—	$4,429	$—	$377,927	$—	$—	$5,978,684	$377,927

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of the assets categorized within Level 3 of the fair value hierarchy:

Security Type	Fair Value At 11/30/17	Valuation Technique	Unobservable Inputs	Range of Inputs
Common Stocks	$179,212	Valuation based on private quotes submitted to an intermediary agent in foreign market.	Private quotes[2]	n/a
Foreign Corporate Obligations	$5,132,500	Comparison of yields to similar debt instruments	Comparative Yields Liquidity Discount[3]	6.78% to 9.48% 3.00%
Foreign Corporate Obligations	$666,972	Enterprise Value, Discounted Cash Flow	EBITDA multiple[1] Discount rates	8.0x 10.00% to 15.00%

[1]	These obligations were received from a bankruptcy restructuring. The key assumptions used in the valuation include EBITDA multiple based on comparable companies. The valuation estimate will change if any of the assumptions change.
[2]	The equity shares were received from a bankruptcy restructuring. The valuation is based on private quotes submitted to an intermediary agent in a foreign market. The valuation estimate will change based on market participants’ perceptions of the value of the company.
[3]	This obligation is an unsecured corporate bond. Valuation may change if the yields of the comparative bond change or if the market imputes a higher liquidity discount to this bond than presently incorporated into the fair value.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
MEG Energy Corp., 7.000%, Due 3/31/2024		2.7
Kissner Holdings LP / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, Due 12/1/2022		1.8
Hellenic Republic Government Bond, Series PSI, 3.000%, Due 2/24/2023		1.7
Gartner, Inc., 5.125%, Due 4/1/2025		1.6
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.250%, Due 5/15/2023		1.6
CVR Partners LP / CVR Nitrogen Finance Corp., 9.250%, Due 6/15/2023		1.5
Men’s Wearhouse, Inc., 7.000%, Due 7/1/2022		1.5
Viking Cruises Ltd., 5.875%, Due 9/15/2027		1.5
JBS USA LUX S.A. / JBS USA Finance, Inc., 5.875%, Due 7/15/2024		1.5
Kindred Healthcare, Inc., 6.375%, Due 4/15/2022		1.5
Total Fund Holdings	95

Sector Allocation (% Investments)
Consumer, Non-Cyclical		32.1
Industrial		16.1
Consumer, Cyclical		14.3
Energy		14.2
Technology		7.2
Communications		5.6
Basic Materials		3.6
Foreign Sovereign Obligations		2.5
Financial		1.7
Utilities		1.5
Consumer		1.0
Materials		0.2

Country Allocation (% Fixed Income)
United States		72.2
Canada		13.0
Brazil		3.3
Luxembourg		2.8
United Kingdom		2.7
Greece		1.8
Argentina		1.5
Mexico		1.4
Monaco		1.2
Spain		0.1

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 0.05%
Consumer Discretionary - 0.00%
Diversified Consumer Services - 0.00%
TwentyEighty, Inc., Class A	412	$—

Financials - 0.00%
Diversified Financial Services - 0.00%
RCS 2L EscrowA K	667	—

Industrials - 0.04%
Machinery - 0.04%
Aretec Group, Inc.K	15,975	495,225

Information Technology - 0.01%
Internet Software & Services - 0.01%
Answer Holdings, Inc.	4,206	66,245
Answers Corp.	23	362

		66,607

Total Information Technology		66,607

Total Common Stocks (Cost $96,744)		561,832

WARRANTS - 0.00% (Cost $0)
Materials - 0.00%
Euramax Holdings, Inc.A B K	21	—

	Principal Amount
BANK LOAN OBLIGATIONSC - 93.45%
Basic Materials - 3.84%
Charter NEX U.S. Holdings, Inc., 4.600%, Due 5/16/2024, 2017 Term Loan B, (1 mo. LIBOR + 3.250%)	$7,040,355	7,068,939
Fairmount Santrol, Inc., 7.377%, Due 11/1/2022, 2017 Term Loan B, (3 mo. LIBOR + 6.000%)D	4,497,000	4,523,712
Green Plains Renewable Energy, Inc., 6.750%, Due 8/18/2023, 2017 Term Loan B, (1 mo. LIBOR + 5.500%)	3,192,000	3,207,960
H.B. Fuller Co., 3.533%, Due 10/12/2024, 2017 Term Loan B, (1 mo. LIBOR + 2.250%)	865,000	868,123
Huntsman International LLC, 4.350%, Due 4/1/2023, Term Loan B2, (1 mo. LIBOR + 3.000%)	239,278	240,774
KMG Chemicals, Inc., 5.600%, Due 6/15/2024, Term Loan B, (1 mo. LIBOR + 4.250%)	1,120,429	1,128,832
New Arclin U.S. Holding Corp.,
10.083%, Due 2/14/2025, 2nd Lien Term Loan, (3 mo. LIBOR + 8.750%)	4,000,000	4,035,000
5.583%, Due 2/14/2024, 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)	1,995,000	2,008,726
SK Spice S.a.r.L., 5.602%, Due 7/1/2024, USD 2017 Term Loan B2, (3 mo. LIBOR + 4.250%)	2,004,000	2,009,010
Tensar Corp., 6.083%, Due 7/9/2021, Term Loan, (3 mo. LIBOR + 4.750%)	718,975	685,723
TMS International Corp., 4.246%, Due 8/21/2024, 2017 Term Loan B, (1 mo. LIBOR + 3.000%)	2,910,000	2,920,912
Tronox Blocked Borrower LLC, 4.323%, Due 9/22/2024, Term Loan B, (3 mo. LIBOR + 3.000%)	340,116	342,810
Tronox Finance LLC, 4.323%, Due 9/22/2024, Term Loan B, (3 mo. LIBOR + 3.000%)	784,884	791,100
Vantage Specialty Chemicals, Inc.,
5.371%, Due 10/5/2024, 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.000%)D	4,329,000	4,357,874
9.621%, Due 10/5/2025, 2017 2nd Lien Term Loan, (3 mo. LIBOR + 8.250%)	2,438,000	2,431,905
Zep, Inc., 5.380%, Due 8/12/2024, 2017 1st Lien Term Loan, (2 mo. LIBOR + 4.000%)	5,336,000	5,369,350

		41,990,750

Consumer - 17.57%
ABG Intermediate Holdings 2 LLC, 4.833%, Due 9/26/2024, 2017 1st Lien Add-On Term Loan, (3 mo. LIBOR + 3.500%)	6,726,000	6,780,682

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS - 93.45% (continued)
Consumer - 17.57% (continued)
AP NMT Acquisition BV, 7.085%, Due 8/13/2021, USD 1st Lien Term Loan, (3 mo. LIBOR + 5.750%)D	$1,849,619	$1,808,668
Augusta Sportswear Group, Inc., 5.850%, Due 10/26/2023, Term Loan B, (1 Week LIBOR + 4.500%)	646,329	601,086
Badger Buyer Corp., 5.378%, Due 9/26/2024, Term Loan B, (3 mo. LIBOR + 4.000%)D	5,056,324	5,094,246
Belron S.A., Due 11/7/2024, USD Term Loan BD	2,370,000	2,385,547
Caesars Entertainment Resort Properties LLC, 4.850%, Due 10/11/2020, Term Loan B, (1 mo. LIBOR + 3.500%)	733,521	733,066
Caesars Resort Collection LLC, Due 9/27/2024, 2017 1st Lien Term Loan BD	7,973,000	8,012,865
Candy Intermediate Holdings, Inc., 5.850%, Due 6/15/2023, 2016 Term Loan, (1 mo. LIBOR + 4.500%)	2,256,296	2,251,354
Casablanca U.S. Holdings, Inc., 6.130%, Due 3/15/2024, 1st Lien Term Loan, (3 mo. LIBOR + 4.750%)	6,965,000	6,969,388
Clover Merger Sub, Inc., 4.833%, Due 9/26/2024, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.500%)	5,654,000	5,399,570
Clover Merger Sub, Inc., 9.083%, Due 9/26/2025, 2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.750%)	4,000,000	3,600,000
Comfort Holdings LLC,
5.996%, Due 2/5/2024, 1st Lien Term Loan, (1 mo. LIBOR + 4.750%)	6,825,700	6,177,259
11.246%, Due 2/3/2025, 2nd Lien Term Loan, (1 mo. LIBOR + 10.000%)	3,000,000	2,427,510
Corsair Components, Inc., 6.083%, Due 9/6/2024, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.750%)	1,592,000	1,593,990
Del Monte Foods, Inc., 4.701%, Due 2/18/2021, 1st Lien Term Loan, (PRIME + 2.250%)	304,833	244,247
Deluxe Entertainment Services Group, Inc., 6.880%, Due 2/28/2020, Term Loan 2014, (3 mo. LIBOR + 5.500%)	2,599,185	2,530,957
DHX Media Ltd., 5.100%, Due 12/29/2023, Term Loan B, (1 mo. LIBOR + 3.750%)	2,135,955	2,137,301
Encompass Digital Media, Inc., 5.840%, Due 6/6/2021, 1st Lien Term Loan, (3 mo. LIBOR + 4.500%)	3,145,033	2,979,919
G-III Apparel Group, Ltd., 6.563%, Due 12/1/2022, Term Loan B, (2 mo. LIBOR + 5.250%)	1,304,571	1,317,069
Genoa, a QoL Healthcare Co. LLC, 4.600%, Due 10/28/2023, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.250%)	334,626	336,858
Give & Go Prepared Foods Corp., 5.704%, Due 7/29/2023, 2017 1st Lien Add-On Term Loan, (3 mo. LIBOR + 4.250%)	6,216,000	6,262,620
Global Eagle Entertainment, Inc., 8.956%, Due 1/6/2023, 1st Lien Term Loan, (3 mo. LIBOR + 7.500%)	2,683,038	2,647,836
Greektown Holdings LLC, 4.100%, Due 3/21/2024, 2017 Term Loan B, (1 mo. LIBOR + 2.750%)	3,831,398	3,836,187
Hayward Industries, Inc., 4.850%, Due 8/5/2024, 1st Lien Term Loan, (1 mo. LIBOR + 3.500%)	4,144,000	4,154,360
HLF Financing S.a r.l., 6.850%, Due 2/15/2023, Term Loan B, (1 mo. LIBOR + 5.500%)	6,737,500	6,715,064
Horizon Global Corp., 5.850%, Due 6/30/2021, 2017 Term Loan B, (1 mo. LIBOR + 4.500%)	62,359	62,671
Intrawest Resorts Holdings, Inc., 4.600%, Due 7/31/2024, Term Loan B1, (1 mo. LIBOR + 3.250%)D	6,466,000	6,510,486
Laureate Education, Inc., 5.850%, Due 4/26/2024, 2017 Term Loan B, (1 mo. LIBOR + 4.500%)D	8,320,525	8,375,108
Leslie’s Poolmart, Inc., 5.064%, Due 8/16/2023, 2016 Term Loan, (3 mo. LIBOR + 3.750%)	6,947,368	6,918,398
Lions Gate Entertainment Corp., 4.350%, Due 12/8/2023, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.000%)	2,215,375	2,215,375
Mohegan Tribal Gaming Authority, 5.350%, Due 10/13/2023, 2016 Term Loan B, (1 mo. LIBOR + 4.000%)	2,871,449	2,895,684
NBG Acquisition, Inc., 6.850%, Due 4/26/2024, Term Loan, (1 mo. LIBOR + 5.500%)	1,388,000	1,388,000
NPC International, Inc., 4.838%, Due 4/19/2024, 1st Lien Term Loan, (1 mo. LIBOR + 3.500%)	6,955,568	6,990,345
P.F. Chang’s China Bistro, Inc., 6.509%, Due 8/18/2022, 2017 Term Loan B, (6 mo. LIBOR + 5.000%)	2,752,000	2,559,360

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS - 93.45% (continued)
Consumer - 17.57% (continued)
Paradigm Acquisition Corp.,
10.024%, Due 9/29/2025, 2nd Lien Term Loan, (3 mo. LIBOR + 8.500%)	$1,807,000	$1,805,880
5.607%, Due 10/11/2024, 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)	7,083,000	7,118,415
ProQuest LLC, 5.100%, Due 10/24/2021, New Term Loan B, (1 mo. LIBOR + 3.750%)	5,197,141	5,251,295
Q Holding Co., 6.333%, Due 12/16/2021, Term Loan B, (3 mo. LIBOR + 5.000%)	6,233,228	6,287,769
Quincy Newspapers, Inc., 4.611%, Due 10/13/2022, Term Loan B, (1 mo. LIBOR + 3.250%)	207,468	207,987
Raley’s, 6.600%, Due 5/18/2022, Term Loan, (1 mo. LIBOR + 5.250%)	824,088	831,298
Recess Holdings, Inc.,
3.750%, Due 9/29/2024, 2017 Delayed Draw Term LoanE	239,405	240,303
5.254%, Due 9/29/2024, 2017 1st Lien Term Loan, (6 mo. LIBOR + 3.750%)	1,771,595	1,778,239
9.254%, Due 9/29/2025, 2017 2nd Lien Term Loan, (6 mo. LIBOR + 7.750%)	3,227,000	3,178,595
Shutterfly, Inc., 3.790%, Due 8/17/2024, Delayed Draw Term Loan B, (LIBOR + 2.500%)	681,000	677,030
Staples, Inc., 5.310%, Due 9/12/2024, 2017 Term Loan B, (3 mo. LIBOR + 4.000%)	10,203,000	9,762,128
Stratose Intermediate Holdings II LLC, 4.600%, Due 6/22/2023, 1st Lien Term Loan, (1 mo. LIBOR + 3.250%)	2,878,292	2,894,497
Sundial Group Holdings LLC, 6.063%, Due 8/15/2024, 2017 Term Loan B, (1 mo. LIBOR + 4.750%)	1,682,000	1,682,000
TGP Holdings III LLC,
6.333%, Due 9/25/2024, 1st Lien Term Loan, (3 mo. LIBOR + 5.000%)D	6,859,932	6,911,382
Due 9/25/2024, Delayed Draw Term LoanD E	1,076,068	1,084,138
9.833%, Due 9/25/2025, 2nd Lien Term Loan, (3 mo. LIBOR + 8.500%)	1,554,000	1,557,885
TouchTunes Interactive Networks, Inc.,
6.100%, Due 5/28/2021, Incremental Term Loan, (1 mo. LIBOR + 4.750%)	1,492,366	1,498,903
6.100%, Due 5/29/2021, 1st Lien Term Loan, (1 mo. LIBOR + 4.750%)	892,940	896,851
USS Ultimate Holdings, Inc.,
5.100%, Due 8/25/2024, 1st Lien Term Loan, (1 mo. LIBOR + 3.750%)	3,327,000	3,354,714
9.100%, Due 8/25/2025, 2nd Lien Term Loan, (1 mo. LIBOR + 7.750%)	3,722,000	3,768,525
VC GB Holdings, Inc., 9.350%, Due 2/28/2025, 2nd Lien Term Loan, (1 mo. LIBOR + 8.000%)	1,600,000	1,612,000
Winnebago Industries, Inc., 5.796%, Due 11/8/2023, Term Loan, (1 mo. LIBOR + 4.500%)	4,584,170	4,607,091

		191,920,001

Defense - 0.49%
Garda World Security Corp., 4.972%, Due 5/24/2024, 2017 Term Loan, (PRIME + 2.500%)	4,249,766	4,261,452
Michael Baker International LLC, Due 11/15/2022, 2017 Term Loan BD	1,156,000	1,150,220

		5,411,672

Energy - 1.36%
BCP Renaissance Parent LLC, 5.380%, Due 10/31/2024, 2017 Term Loan B, (3 mo. LIBOR + 4.000%)	2,680,000	2,704,281
California Resources Corp., Due 11/8/2022, 2017 1st Lien Term LoanD	2,312,000	2,272,719
Navios Maritime Midstream Partners LP, 5.830%, Due 6/18/2020, Term Loan B, (3 mo. LIBOR + 4.500%)	74,290	73,965
Seadrill Partners Finco LLC, 4.333%, Due 2/21/2021, Term Loan B, (3 mo. LIBOR + 3.000%)D	2,104,000	1,618,334
Southcross Energy Partners LP, 5.583%, Due 8/4/2021, 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)	7,554,857	7,422,647
Traverse Midstream Partners LLC, 5.330%, Due 9/27/2024, 2017 Term Loan, (3 mo. LIBOR + 4.000%)	804,000	811,437

		14,903,383

Financial - 5.04%
AmeriLife Group LLC,
10.033%, Due 1/10/2023, 2nd Lien Term Loan, (1 mo. LIBOR + 8.750%)	203,000	196,910
6.100%, Due 6/18/2022, 1st Lien Term Loan, (1 mo. LIBOR + 4.750%)	1,488,468	1,466,141
Ascensus, Inc., 5.333%, Due 12/3/2022, 2017 Term Loan, (3 mo. LIBOR + 4.000%)	1,373,166	1,380,032
Asurion LLC, 4.350%, Due 11/3/2023, 2017 Term Loan B5, (1 mo. LIBOR + 3.000%)	1,143,128	1,147,232

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS - 93.45% (continued)
Financial - 5.04% (continued)
Citco Funding LLC, 4.350%, Due 3/31/2022, 2017 Term Loan, (1 mo. LIBOR + 3.000%)	$6,530,399	$6,571,214
Confie Seguros Holding II Co.,
10.979%, Due 5/8/2019, 2nd Lien Term Loan, (3 mo. LIBOR + 9.500%)	3,456,000	3,335,040
6.250%, Due 4/19/2022, 2016 Term Loan B, (1 mo. LIBOR + 5.250%)	9,988,042	9,931,910
Duff & Phelps Corp., 4.607%, Due 10/14/2024, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.250%)	2,368,000	2,368,734
First Eagle Holdings, Inc., 4.365%, Due 12/1/2022, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.000%)	1,515,363	1,526,728
Freedom Mortgage Corp., 6.956%, Due 2/23/2022, 1st Lien Term Loan, (6 mo. LIBOR + 5.500%)	5,925,000	5,999,063
GreenSky Holdings LLC, 5.375%, Due 8/26/2024, Term Loan, (1 mo. LIBOR + 4.000%)	745,000	745,000
Higginbotham & Associates LLC, 6.350%, Due 11/25/2021, 1st Lien Term Loan, (1 mo. LIBOR + 5.000%)	2,057,569	2,052,425
Hyperion Insurance Group, Ltd., 5.375%, Due 4/29/2022, 2017 Term Loan B, (1 mo. LIBOR + 4.000%)	6,886,685	6,944,051
Jane Street Group LLC, 5.879%, Due 8/25/2022, 2017 Term Loan B, (3 mo. LIBOR + 4.500%)	6,813,000	6,864,097
Liquidnet Holdings, Inc., 5.600%, Due 7/15/2024, 2017 Term Loan, (1 mo. LIBOR + 4.250%)	636,938	638,530
NXT Capital, Inc., 4.850%, Due 11/22/2022, 2016 Term Loan, (1 mo. LIBOR + 3.500%)	2,646,997	2,670,159
St. Georges University, 5.600%, Due 7/6/2022, 2016 Term Loan B, (1 mo. LIBOR + 4.250%)	530,843	536,151
Tortoise Investments LLC, Due 11/20/2024, 2017 Term LoanD	656,000	660,920

		55,034,337

Health Care - 4.49%
Avantor, Inc., Due 9/7/2024, 2017 1st Lien Term LoanD	10,333,000	10,336,203
Carestream Dental Equiment, Inc., 4.583%, Due 9/1/2024, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.250%)	2,066,000	2,067,302
Curo Health Services Holdings, Inc., 5.413%, Due 2/7/2022, 2015 1st Lien Term Loan, (3 mo. LIBOR + 4.000%)	2,982,206	2,979,969
Davis Vision, Inc.,
Due 11/3/2025, 2nd Lien Term Loan BD	1,581,000	1,588,905
Due 11/1/2024, 1st Lien Term Loan BD	6,710,000	6,743,550
DuPage Medical Group, Ltd., 4.416%, Due 8/15/2024, 1st Lien Term Loan, (3 mo. LIBOR + 3.000%)	3,154,000	3,157,942
Heartland Dental LLC,
6.090%, Due 7/13/2023, 2017 1st Lien Term Loan, (1 Week LIBOR + 4.750%)	8,554,000	8,666,314
9.750%, Due 7/26/2024, 2017 2nd Lien Term Loan, (2 mo. LIBOR + 8.500%)D	4,290,000	4,300,725
Innoviva, Inc., 5.936%, Due 8/11/2022, 2017 Term Loan B, (3 mo. LIBOR + 4.500%)	6,500,000	6,516,250
MDVIP, Inc., 5.663%, Due 11/8/2024, 2017 Term Loan, (3 mo. LIBOR + 4.250%)	2,301,000	2,301,000
YI LLC,
5.243%, Due 11/7/2024, 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.000%)	317,600	316,806
Due 11/7/2024, 2017 1st Lien Delayed Draw Term LoanD E	79,400	79,202

		49,054,168

Manufacturing - 23.64%
84 Lumber Company, 6.537%, Due 10/23/2023, 2017 Term Loan B, (3 mo. LIBOR + 5.250%)	4,056,823	4,092,320
Access CIG LLC, 6.328%, Due 10/18/2021, 1st Lien Term Loan, (1 mo. LIBOR + 5.000%)	368,166	370,375
Accuride Corp., 6.686%, Due 11/17/2023, 2017 Term Loan B, (3 mo. LIBOR + 5.250%)	275,599	279,044
Advanced Integration Technology LP, 6.100%, Due 3/21/2023, 2017 Term Loan B, (1 mo. LIBOR + 4.750%)	5,297,823	5,297,823
American Bath Group LLC,
6.583%, Due 9/30/2023, 2017 Term Loan B, (3 mo. LIBOR + 5.250%)	4,911,956	4,954,935
11.083%, Due 9/27/2024, 2016 2nd Lien Term Loan, (3 mo. LIBOR + 9.750%)	537,000	535,657
American Traffic Solutions, Inc., 5.850%, Due 5/24/2024, 1st Lien Term Loan, (1 mo. LIBOR + 4.500%)	2,540,633	2,553,336

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS - 93.45% (continued)
Manufacturing - 23.64% (continued)
AP Exhaust Acquisition LLC, 6.410%, Due 5/10/2024, 1st Lien Term Loan, (3 mo. LIBOR + 5.000%)	$596,005	$586,695
Aptean, Inc., 10.840%, Due 12/14/2023, 2016 2nd Lien Term Loan, (3 mo. LIBOR + 9.500%)	1,000,000	1,006,670
Ardent Legacy Acquisitions, Inc., 6.833%, Due 8/4/2021, 2015 Term Loan B, (3 mo. LIBOR + 5.500%)	485,000	483,788
Associated Asphalt Partners LLC, 6.600%, Due 4/5/2024, 2017 Term Loan B, (1 mo. LIBOR + 5.250%)	3,034,395	2,761,299
Blackboard, Inc., 6.354%, Due 6/30/2021, Term Loan B4, (3 mo. LIBOR + 5.000%)D	8,992,886	8,756,823
Blount International, Inc., 5.492%, Due 4/12/2023, USD 2017 Term Loan B, (1 mo. LIBOR + 4.250%)	6,000,000	6,057,480
Blucora, Inc., 5.073%, Due 5/22/2024, Term Loan B	2,081,333	2,087,848
Bright Bidco B.V., 5.836%, Due 6/30/2024, Term Loan B, (3 mo. LIBOR + 4.500%)	9,206,925	9,290,340
Chef’s Warehouse Leasing Co. LLC (The), 6.100%, Due 6/22/2022, 1st Lien Term Loan, (1 mo. LIBOR + 4.750%)	731,919	741,068
Commercial Vehicle Group, Inc., 7.350%, Due 4/12/2023, Term Loan B, (1 mo. LIBOR + 6.000%)	2,904,731	2,911,993
Constellis Holdings LLC,
6.333%, Due 4/21/2024, 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.000%)	5,549,093	5,611,520
10.333%, Due 4/21/2025, 2017 2nd Lien Term Loan, (3 mo. LIBOR + 9.000%)	5,861,000	5,853,674
DAE Aviation Holdings, Inc., Due 7/7/2022, 1st Lien Term LoanD	958,000	963,508
Daseke, Inc., 6.412%, Due 2/27/2024, 2017 Term Loan B, (1 mo. LIBOR + 5.000%)D	6,409,935	6,404,615
Dragon Merger Sub LLC, 5.365%, Due 7/24/2024, USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.000%)	1,832,000	1,845,740
Duke Finance LLC, 5.583%, Due 2/21/2024, 2017 Incremental Term Loan, (3 mo. LIBOR + 4.250%)	5,136,982	5,175,510
EagleView Technology Corp., 5.580%, Due 7/22/2022, 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)	282,121	283,061
Electrical Components International, Inc., 6.085%, Due 5/28/2021, 2014 Term Loan B, (3 mo. LIBOR + 4.750%)	7,015,129	7,050,205
Euramax International, Inc., 8.000%, Due 2/6/2021, Unsecured Term Loan, (PIK + 14.000%)	312,668	256,388
Excelitas Technologies Corp., Due 11/15/2024, USD 2017 1st Lien Term LoanD	4,000	4,025
ExGen Renewables IV LLC, Due 11/7/2024, Term Loan BD	811,000	817,082
GlobalLogic Holdings, Inc., 5.833%, Due 6/13/2022, 2016 Term Loan B, (3 mo. LIBOR + 4.500%)	5,970,000	5,970,000
Greenway Health LLC, 5.580%, Due 2/14/2024, 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)	7,980,000	8,039,850
Information Resources, Inc., 5.617%, Due 1/18/2024, 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)	3,515,335	3,535,829
Innovative Xcessories & Services LLC, 6.080%, Due 11/29/2022, Term Loan B, (3 mo. LIBOR + 4.750%)	3,857,615	3,876,903
Interior Logic Group, Inc., 7.316%, Due 3/1/2024, 2017 Term Loan B, (3 mo. LIBOR + 6.000%)	7,800,000	7,819,500
Internap Corp., 8.250%, Due 4/6/2022, 2017 Term Loan, (1 mo. LIBOR + 7.000%)	912,713	922,597
Key Safety Systems, Inc., Due 8/29/2021, New 1st Lien Term LoanD	2,657,000	2,638,188
LANDesk Group, Inc.,
5.600%, Due 1/20/2024, 2017 Term Loan B, (1 mo. LIBOR + 4.250%)	1,492,918	1,443,652
10.350%, Due 1/20/2025, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 9.000%)	2,828,000	2,720,197
Livingston International, Inc.,
5.583%, Due 4/18/2019, 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)D	4,994,550	4,813,497
9.583%, Due 4/18/2020, 2nd Lien Term Loan, (3 mo. LIBOR + 8.250%)	750,000	708,750
LTI Holdings, Inc., 6.100%, Due 5/16/2024, 2017 1st Lien Term Loan, (PRIME + 3.750%)	4,800,968	4,830,974
Marine Acquisition Corp., 5.100%, Due 1/30/2021, New Term Loan B, (1 mo. LIBOR + 3.750%)	3,239,982	3,252,132
Mirion Technologies, Inc., 6.083%, Due 3/31/2022, Term Loan B, (3 mo. LIBOR + 4.750%)	816,636	814,595
Mitchell International, Inc., Due 11/20/2024, 2017 1st Lien Term LoanD	5,349,000	5,349,000

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS - 93.45% (continued)
Manufacturing - 23.64% (continued)
Navios Maritime Partners L.P., 6.320%, Due 9/14/2020, 2017 Term Loan B, (3 mo. LIBOR + 5.000%)	$2,193,751	$2,182,782
Netsmart Technologies, Inc.,
10.979%, Due 10/5/2023, 2nd Lien Term Loan, (3 mo. LIBOR + 9.500%)	354,000	354,000
5.833%, Due 4/19/2023, 2016 Term Loan C1, (3 mo. LIBOR + 4.500%)	1,611,875	1,627,994
NN, Inc.,
5.100%, Due 10/19/2022, 2016 Term Loan B, (1 mo. LIBOR + 3.750%)	6,272,650	6,304,014
4.600%, Due 3/22/2021, 2017 Term Loan, (1 mo. LIBOR + 3.250%)	1,369,640	1,373,927
Novetta Solutions LLC, 6.340%, Due 10/16/2022, 2015 Term Loan, (3 mo. LIBOR + 5.000%)	430,820	414,307
PAE Holding Corp., 6.850%, Due 10/20/2022, 1st Lien Term Loan, (1 mo. LIBOR + 5.500%)	5,945,667	5,979,141
PGT, Inc., 6.155%, Due 2/16/2022, 2016 Term Loan, (2 mo. LIBOR + 4.750%)	2,495,243	2,520,195
PLZ Aeroscience Corp., 4.825%, Due 7/31/2022, USD Term Loan, (3 mo. LIBOR + 3.500%)	4,307,983	4,338,483
Polycom, Inc., 6.555%, Due 9/27/2023, 1st Lien Term Loan, (1 mo. LIBOR + 5.250%)	3,239,257	3,265,981
Power Products LLC, 5.363%, Due 12/20/2022, 2017 Term Loan B, (3 mo. LIBOR + 4.000%)	2,479,026	2,500,718
Project Ruby Ultimate Parent Corp., 5.100%, Due 2/9/2024, Term Loan B, (1 mo. LIBOR + 3.750%)	4,971,592	4,996,450
Q Technologies, Inc., 9.850%, Due 4/5/2023, Term Loan B, (1 mo. LIBOR + 8.500%)	4,095,244	4,044,053
Ramundsen Holdings LLC, 5.583%, Due 2/1/2024, 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)	1,555,185	1,566,849
Ring Container Technologies Group LLC, 4.100%, Due 10/31/2024, 1st Lien Term Loan, (1 mo. LIBOR + 2.750%)	1,365,000	1,365,423
SIRVA Worldwide, Inc., 7.847%, Due 11/14/2022, 2016 Term Loan, (3 mo. LIBOR + 6.500%)	1,985,000	1,994,925
SiteOne Landscape Supply, Inc., 4.850%, Due 4/29/2022, 2017 Term Loan B, (1 mo. LIBOR + 3.500%)	362,508	364,320
SolarWinds Holdings, Inc., 4.850%, Due 2/5/2023, 2017 Term Loan, (1 mo. LIBOR + 3.500%)	5,901,968	5,923,274
Strategic Materials, Inc., 5.127%, Due 10/25/2024, 1st Lien Term Loan, (3 mo. LIBOR + 3.750%)	1,362,000	1,369,940
Stratus Technologies, Inc., 6.350%, Due 4/28/2021, 1st Lien Term Loan, (1 mo. LIBOR + 5.000%)	2,912,841	2,923,764
TigerLuxOne S.a.r.l., 6.083%, Due 2/16/2024, 1st Lien Term Loan B, (3 mo. LIBOR + 4.750%)	3,358,125	3,370,718
Transplace Holdings, Inc., 5.492%, Due 10/7/2024, 1st Lien Term Loan, (1 mo. LIBOR + 4.250%)	6,961,000	7,021,909
TRC Companies, Inc., 5.283%, Due 6/21/2024, Term Loan, (1 mo. LIBOR + 4.000%)	4,834,000	4,837,045
TricorBraun Holdings, Inc.,
5.083%, Due 11/30/2023, 2016 1st Lien Term Loan, (3 mo. LIBOR + 3.750%)	2,706,818	2,691,606
5.037%, Due 11/30/2023, 1st Lien Delayed Draw Term Loan, (1 mo. LIBOR + 3.750%)	272,727	271,195
TurboCombustor Technology, Inc., 5.833%, Due 12/2/2020, New Term Loan B, (3 mo. LIBOR + 4.500%)D	5,063,299	4,949,375
United Road Services, Inc., 6.600%, Due 10/18/2024, 2017 Term Loan B, (1 mo. LIBOR + 5.250%)	7,673,000	7,711,365
Verisk Analytics, Inc., 6.340%, Due 5/10/2023, 1st Lien Term Loan, (3 mo. LIBOR + 5.000%)	777,163	779,105
VIP Cinema Holdings, Inc., 7.340%, Due 2/1/2023, USD Term Loan B, (3 mo. LIBOR + 6.000%)	4,153,500	4,176,884
WD Wolverine Holdings LLC, 6.833%, Due 8/16/2022, 1st Lien Term Loan, (3 mo. LIBOR + 5.500%)	3,950,000	3,792,000
Werner FinCo LP, 5.242%, Due 7/24/2024, 2017 Term Loan, (1 mo. LIBOR + 4.000%)	7,444,000	7,471,915
West Corp., 5.350%, Due 10/10/2024, 2017 Term Loan, (1 mo. LIBOR + 4.000%)D	3,925,000	3,918,641
WP CPP Holdings LLC, 4.881%, Due 12/28/2019, Term Loan B3, (1 mo. LIBOR + 3.500%)	8,138,412	8,057,028

		258,227,812

Media - 0.22%
Imagine! Print Solutions, Inc., 10.090%, Due 6/21/2023, 2017 2nd Lien Term Loan, (3 mo. LIBOR + 8.750%)	1,019,000	978,240

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS - 93.45% (continued)
Media - 0.22% (continued)
LSC Communications, Inc., 6.838%, Due 9/30/2022, 2017 Term Loan B, (1 mo. LIBOR + 5.500%)	$1,451,800	$1,454,530

		2,432,770

Service - 21.01%
21st Century Oncology Holdings, Inc., 7.465%, Due 4/30/2022, Term Loan, (3 mo. LIBOR + 6.125%)F	2,592,659	2,432,770
ABB Concise Optical Group LLC, 6.320%, Due 6/15/2023, 2016 Term Loan B, (3 mo. LIBOR + 5.000%)	244,307	243,696
AI Aqua Merger Sub, Inc., 4.850%, Due 12/13/2023, 2017 Incremental Term Loan, (1 mo. LIBOR + 3.500%)	2,053,000	2,068,398
Air Medical Group Holdings, Inc., Due 9/7/2024, 2017 Term Loan B2D	9,815,000	9,861,621
Amaya Holdings B.V., 4.833%, Due 8/1/2021, Repriced Term Loan B, (3 mo. LIBOR + 3.500%)	2,218,538	2,229,409
Aquilex Holdings LLC,
5.495%, Due 10/3/2024, 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.250%)D	8,057,000	8,127,499
9.745%, Due 10/3/2025, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 8.500%)	3,025,000	2,968,281
Aricent Technologies,
9.746%, Due 4/14/2022, 2nd Lien Term Loan, (1 mo. LIBOR + 8.500%)	6,618,000	6,644,472
5.746%, Due 4/14/2021, 1st Lien Term Loan, (1 mo. LIBOR + 4.500%)D	10,207,227	10,230,193
ASP MCS Acquisition Corp., 6.033%, Due 5/18/2024, Term Loan B, (1 mo. LIBOR + 4.750%)	2,837,888	2,844,982
BCPE Eagle Buyer LLC, 5.600%, Due 3/18/2024, 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.250%)D	7,412,545	7,375,482
Boing U.S. Holdco, Inc., 8.885%, Due 10/3/2025, 2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.500%)	4,259,000	4,259,000
Brand Energy & Infrastructure Services, Inc., 5.615%, Due 6/21/2024, 2017 Term Loan, (3 mo. LIBOR + 4.250%)	7,314,668	7,344,877
Casablanca U.S. Holdings, Inc., 10.380%, Due 3/15/2025, 2nd Lien Term Loan, (3 mo. LIBOR + 9.000%)	3,000,000	3,045,000
CDS U.S. Intermediate Holdings, Inc.,
5.083%, Due 7/8/2022, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.750%)	6,753,075	6,744,634
9.583%, Due 7/10/2023, 2nd Lien Term Loan, (3 mo. LIBOR + 8.250%)	639,796	635,529
Cengage Learning Acquisitions, Inc., Due 6/7/2023, 2016 Term Loan BD	644,000	612,515
CH Hold Corp., 4.350%, Due 2/1/2024, 1st Lien Term Loan, (1 mo. LIBOR + 3.000%)	7,121,035	7,174,442
CIBT Holdings, Inc., 5.333%, Due 6/3/2024, 2017 Term Loan, (3 mo. LIBOR + 4.000%)	6,021,908	6,036,962
ConvergeOne Holdings Corp., 6.090%, Due 6/20/2024, 2017 Term Loan B, (3 mo. LIBOR + 4.750%)	507,727	508,149
Coral-US Co-Borrower LLC, 4.850%, Due 1/31/2025, Term Loan B3, (1 mo. LIBOR + 3.500%)	5,454,000	5,459,127
Cvent, Inc., Due 11/29/2023, 1st Lien Term LoanD	6,012,000	6,012,000
CWGS Group LLC, 4.243%, Due 11/8/2023, 2016 Term Loan, (1 mo. LIBOR + 3.000%)	3,500,000	3,518,130
DTI Holdco, Inc., 6.630%, Due 9/30/2023, 2016 Term Loan B, (3 mo. LIBOR + 5.250%)	4,685,030	4,661,605
Equian LLC, 5.048%, Due 5/20/2024, Term Loan B, (1 mo. LIBOR + 3.750%)	1,995,000	2,007,469
EVO Payments International LLC, 6.350%, Due 12/22/2023, 1st Lien Term Loan, (1 mo. LIBOR + 5.000%)	4,975,000	5,037,187
Extreme Reach, Inc.,
7.590%, Due 2/7/2020, 1st Lien Term Loan, (3 mo. LIBOR + 6.250%)	422,066	419,605
11.283%, Due 1/24/2021, 2nd Lien Term Loan, (1 mo. LIBOR + 10.000%)	217,000	201,810
FHC Health Systems, Inc., 5.350%, Due 12/23/2021, 2014 Term Loan, (1 mo. LIBOR + 4.000%)	161,896	158,658
Highland Acquisitions Holdings LLC, 6.850%, Due 11/30/2022, Term Loan B, (1 mo. LIBOR + 5.500%)	2,282,477	2,282,477
IG Investment Holdings LLC, 4.888%, Due 10/29/2021, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.500%)	2,185,432	2,199,091
Imagine! Print Solutions, Inc., 6.090%, Due 6/21/2022, 2017 Term Loan, (3 mo. LIBOR + 4.750%)D	5,533,270	5,367,272
Jackson Hewitt, Inc., 8.380%, Due 7/24/2020, Term Loan B, (3 mo. LIBOR + 7.000%)	206,148	202,025

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS - 93.45% (continued)
Service - 21.01% (continued)
Keystone Acquisition Corp., 6.583%, Due 5/27/2024, 1st Lien Term Loan, (3 mo. LIBOR + 5.250%)D	$3,415,000	$3,423,537
Kingpin Intermediate Holdings LLC,
5.570%, Due 6/28/2024, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.250%)D	5,660,825	5,703,281
10.070%, Due 6/28/2025, 2017 2nd Lien Term Loan, (3 mo. LIBOR + 8.750%)	1,733,000	1,761,161
KUEHG Corp., 9.583%, Due 8/18/2025, 2017 2nd Lien Term Loan, (3 mo. LIBOR + 8.250%)	2,776,000	2,789,880
LegalZoom.com, Inc., Due 11/15/2024, 2017 Term Loan BD	3,176,000	3,168,060
LSF9 Atlantis Holdings LLC, 7.242%, Due 5/1/2023, 2017 Term Loan, (1 mo. LIBOR + 6.000%)	2,095,819	2,099,759
McGraw-Hill Global Education Holdings LLC, 5.350%, Due 5/4/2022, 2016 Term Loan B, (1 mo. LIBOR + 4.000%)	1,711,244	1,712,168
Mister Car Wash Holdings, Inc., 5.130%, Due 8/20/2021, Term Loan B, (3 mo. LIBOR + 3.750%)	345,558	346,422
NEP/NCP Holdco, Inc., 4.600%, Due 7/21/2022, Incremental Term Loan, (1 mo. LIBOR + 3.250%)	2,723,175	2,728,839
New Millennium HoldCo, Inc., 7.850%, Due 12/21/2020, Exit Term Loan, (1 mo. LIBOR + 6.500%)	993,403	388,669
nThrive, Inc., 5.850%, Due 10/20/2022, 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.500%)	2,056,987	2,067,272
Playpower, Inc., 6.083%, Due 6/23/2021, 2015 1st Lien Term Loan, (3 mo. LIBOR + 4.750%)	684,899	688,324
Polyconcept Investments B.V., Due 8/16/2023, USD 2016 Term Loan BD	2,757,000	2,777,678
Quorum Health Corp., 8.100%, Due 4/29/2022, Term Loan B, (1 mo. LIBOR + 6.750%)	1,892,008	1,898,516
Red Ventures LLC, 5.335%, Due 11/8/2024, 1st Lien Term Loan, (3 mo. LIBOR + 4.000%)D	8,378,000	8,333,513
Research Now Group, Inc.,
5.833%, Due 3/18/2021, Term Loan, (3 mo. LIBOR + 4.500%)	1,471,790	1,464,431
10.083%, Due 3/18/2022, 2nd Lien Term Loan, (3 mo. LIBOR + 8.750%)	48,000	47,760
SAI Global, Ltd., 5.833%, Due 11/18/2023, USD 1st Lien Term Loan, (3 mo. LIBOR + 4.500%)	992,500	990,019
STG-Fairway Acquisitions, Inc., 6.583%, Due 6/30/2022, 2015 1st Lien Term Loan, (3 mo. LIBOR + 5.250%)D	2,366,000	2,330,510
SurveyMonkey, Inc., 5.840%, Due 4/13/2024, 2017 Term Loan, (3 mo. LIBOR + 4.500%)	4,814,964	4,839,039
TEN-X LLC, 5.350%, Due 9/27/2024, 1st Lien Term Loan, (1 mo. LIBOR + 4.000%)	7,502,000	7,511,377
Tessera Holding Corp., 4.600%, Due 12/1/2023, Term Loan B, (1 mo. LIBOR + 3.250%)	1,532,204	1,535,391
TKC Holdings, Inc.,
5.673%, Due 2/1/2023, 2017 1st Lien Term Loan, (2 mo. LIBOR + 4.250%)	7,362,509	7,440,772
9.423%, Due 2/1/2024, 2017 2nd Lien Term Loan, (2 mo. LIBOR + 8.000%)	2,803,000	2,824,022
Travel Leaders Group LLC, 5.919%, Due 1/25/2024, New 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.500%)	2,269,609	2,303,653
Tweddle Group, Inc., 7.380%, Due 10/24/2022, 2016 Term Loan, (3 mo. LIBOR + 6.000%)	1,179,063	1,152,534
TwentyEighty, Inc.,
4.000%, Due 3/31/2020, PIK Term Loan B, (PIK + 7.000%)	42,563	34,051
4.500%, Due 3/31/2020, PIK Term Loan C, (PIK + 8.750%)	40,837	32,670
UFC Holdings LLC, 4.580%, Due 8/18/2023, 1st Lien Term Loan, (3 mo. LIBOR + 3.250%)	3,345,285	3,361,476
Utility One Source L.P., 6.850%, Due 4/18/2023, Term Loan B, (1 mo. LIBOR + 5.500%)D	4,291,950	4,383,154
Vestcom Parent Holdings, Inc., 5.350%, Due 12/19/2023, 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.000%)	4,962,500	4,987,313
William Morris Endeavor Entertainment LLC, 4.640%, Due 5/6/2021, 1st Lien Term Loan, (2 mo. LIBOR + 3.250%)	2,481,250	2,485,915
World Triathlon Corp., 5.583%, Due 6/26/2021, Term Loan, (3 mo. LIBOR + 4.250%)	2,969,309	2,969,309
WP CityMD Bidco LLC, 5.333%, Due 6/7/2024, 1st Lien Term Loan, (3 mo. LIBOR + 4.000%)	3,731,000	3,747,342
Xplornet Communications, Inc., 6.083%, Due 9/9/2021, Term Loan B, (3 mo. LIBOR + 4.750%)	6,260,764	6,319,490

		229,561,674

Technology - 7.24%
Answers Finance LLC,
6.350%, Due 4/15/2021, 1st Lien Exit Term Loan, (1 mo. LIBOR + 5.000%)	15,086	14,709
9.000%, Due 9/15/2021, PIK (4.500%) 2nd Lien Exit Term Loan, (PRIME + 7.900%)	21,799	20,981

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS - 93.45% (continued)
Technology - 7.24% (continued)
AP Gaming I LLC, 6.850%, Due 2/15/2024, 2017 Term Loan B, (1 mo. LIBOR + 5.500%)	$1,092,263	$1,098,630
Aptean, Inc., 5.590%, Due 12/20/2022, 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)	695,505	700,144
ASG Technologies Group, Inc., 6.100%, Due 7/31/2024, Term Loan, (1 mo. LIBOR + 4.750%)	1,806,000	1,824,060
Cast and Crew Payroll LLC, 4.333%, Due 9/26/2024, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.000%)	3,387,000	3,408,169
Compuware Corp., 5.630%, Due 12/15/2021, Term Loan B3, (3 mo. LIBOR + 4.250%)	5,771,582	5,824,507
DigiCert, Inc.,
6.130%, Due 10/31/2024, 2017 Term Loan B1, (3 mo. LIBOR + 4.750%)	6,010,000	6,083,262
9.380%, Due 10/31/2025, 2017 2nd Lien Term Loan, (3 mo. LIBOR + 8.000%)D	5,924,717	5,954,341
EIG Investors Corp., 5.458%, Due 2/9/2023, 2017 Term Loan, (3 mo. LIBOR + 4.000%)	4,930,456	4,960,236
GTCR Valor Cos., Inc., 5.583%, Due 6/16/2023, USD 2017 Term Loan B1, (3 mo. LIBOR + 4.250%)	2,071,000	2,095,603
Lighthouse Network LLC,
Due 11/20/2024, 1st Lien Term LoanD	813,000	814,016
Due 11/20/2025, 2nd Lien Term LoanD	1,908,000	1,898,460
McAfee LLC,
5.833%, Due 9/30/2024, 2017 USD Term Loan B, (3 mo. LIBOR + 4.500%)	10,945,000	10,991,188
9.833%, Due 9/29/2025, 2017 2nd Lien Term Loan, (3 mo. LIBOR + 8.500%)D	6,225,000	6,289,180
NAB Holdings LLC, 4.583%, Due 7/1/2024, 2017 Term Loan, (3 mo. LIBOR + 3.250%)	1,524,180	1,533,706
Navicure, Inc.,
4.992%, Due 10/3/2024, 1st Lien Term Loan B, (1 mo. LIBOR + 3.750%)	6,038,000	6,045,548
8.742%, Due 10/23/2025, 2nd Lien Term Loan B, (3 mo. LIBOR + 7.500%)	2,363,000	2,374,815
OEConnection LLC,
Due 11/22/2024, 1st Lien Term LoanD	2,344,000	2,326,420
Due 11/22/2025, 2nd Lien Term LoanD	2,191,000	2,180,045
Riverbed Technology, Inc., 4.600%, Due 4/24/2022, 2016 Term Loan, (1 mo. LIBOR + 3.250%)D	1,716,000	1,683,825
SMS Systems Maintenance Services, Inc., 6.350%, Due 10/30/2023, 2016 1st Lien Term Loan, (1 mo. LIBOR + 5.000%)	5,037,938	4,424,972
Syncsort, Inc., 6.361%, Due 8/9/2024, 2017 Term Loan B, (3 mo. LIBOR + 5.000%)	6,717,000	6,532,282

		79,079,099

Telecommunications - 5.21%
CenturyLink, Inc., 4.100%, Due 1/31/2025, 2017 Term Loan BG	3,946,000	3,775,848
Colorado Buyer, Inc., 4.380%, Due 5/1/2024, Term Loan B, (3 mo. LIBOR + 3.000%)	3,711,698	3,729,328
Global Tel*Link Corp.,
5.333%, Due 5/23/2020, 1st Lien Term Loan, (3 mo. LIBOR + 4.000%)	6,577,240	6,585,462
9.083%, Due 11/23/2020, 2nd Lien Term Loan, (3 mo. LIBOR + 7.750%)	1,288,000	1,282,771
Intelsat Jackson Holdings S.A., Due 11/27/2023, 2017 Term Loan B3D	11,442,000	11,260,187
Merrill Communications LLC, 6.630%, Due 6/1/2022, 2015 Term Loan, (3 mo. LIBOR + 5.250%)	41,049	41,357
NeuStar, Inc., 5.147%, Due 8/8/2024, Term Loan B2, (3 mo. LIBOR + 3.750%)	5,000,000	5,045,000
Numericable Group SA, 4.349%, Due 1/31/2026, USD Term Loan B12, (3 mo. LIBOR + 3.000%)	694,000	676,650
Onvoy LLC, 5.833%, Due 2/10/2024, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.500%)	6,961,020	6,612,969
Securus Technologies Holdings, Inc.,
9.600%, Due 11/1/2025, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 8.250%)	3,926,000	3,953,011
5.850%, Due 11/1/2024, 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.500%)	6,564,000	6,619,400
Springer Science+Business Media Deutschland GmbH, Due 8/15/2022, USD Term Loan B13D	978,000	981,227
Telesat Canada, 4.320%, Due 11/17/2023, Term Loan B4, (2 mo. LIBOR + 3.000%)	4,624,452	4,643,736
U.S. Telepacific Corp., 6.350%, Due 5/2/2023, 2017 Term Loan B, (1 mo. LIBOR + 5.000%)	1,811,018	1,738,577

		56,945,523

Transportation - 1.62%
Boing U.S. Holdco, Inc., 4.885%, Due 10/3/2024, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.500%)	2,110,000	2,125,825

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS - 93.45% (continued)
Transportation - 1.62% (continued)
Gruden Acquisition, Inc., 6.833%, Due 8/18/2022, 2017 Term Loan, (3 mo. LIBOR + 5.500%)	$4,905,010	$4,890,687
SMB Shipping Logistics LLC, 5.480%, Due 1/31/2024, 1st Lien Term Loan, (3 mo. LIBOR + 4.000%)D	8,124,225	8,107,327
U.S. Farathane LLC, 4.833%, Due 12/23/2021, 2017 Term Loan B4, (3 mo. LIBOR + 3.500%)	2,535,727	2,542,066

		17,665,905

Utilities - 1.72%
Astoria Energy LLC, 5.350%, Due 12/24/2021, Term Loan B, (1 mo. LIBOR + 4.000%)	1,051,629	1,054,921
Entergy Rhode Island State Energy LP, 6.100%, Due 12/17/2022, Term Loan B, (1 mo. LIBOR + 4.750%)	149,340	150,460
Helix Gen Funding LLC, 5.083%, Due 6/2/2024, Term Loan B, (3 mo. LIBOR + 3.750%)	5,185,899	5,215,718
Lightstone Generation LLC,
5.850%, Due 1/30/2024, Initial Term Loan C, (1 mo. LIBOR + 4.500%)	338,682	339,529
5.850%, Due 1/30/2024, Initial Term Loan B, (1 mo. LIBOR + 4.500%)	5,435,423	5,449,011
Meter Readings Holding LLC, 7.229%, Due 8/29/2023, 2016 Term Loan B, (3 mo. LIBOR + 5.750%)	494,065	501,476
PrimeLine Utility Services LLC, 6.880%, Due 11/12/2022, Term Loan, (2 mo. LIBOR + 5.500%)	163,899	164,172
Southeast PowerGen LLC, 4.840%, Due 12/2/2021, Term Loan B, (3 mo. LIBOR + 3.500%)	1,917,996	1,783,737
Star West Generation LLC, 6.090%, Due 5/10/2020, 2015 Term Loan B, (3 mo. LIBOR + 4.750%)	1,855,556	1,637,528
WG Partners Acquisition LLC, 5.333%, Due 11/15/2023, Term Loan B, (3 mo. LIBOR + 4.000%)	2,456,380	2,462,521

		18,759,073

Total Bank Loan Obligations (Cost $1,021,857,525)		1,020,986,167

CORPORATE OBLIGATIONS - 0.32%
Consumer, Cyclical - 0.24%
Constellation Merger Sub, Inc., 8.500%, Due 9/15/2025H	2,702,000	2,647,960

Consumer, Non-Cyclical - 0.08%
LSC Communications, Inc., 8.750%, Due 10/15/2023H	845,000	868,237

Total Corporate Obligations (Cost $3,545,968)		3,516,197

	Shares
SHORT-TERM INVESTMENTS - 17.13% (Cost $187,100,151)
Investment Companies - 17.13%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.99%I J	187,100,151	187,100,151

TOTAL INVESTMENTS - 110.95% (Cost $1,212,600,388)		1,212,164,347
LIABILITIES, NET OF OTHER ASSETS - (10.95%)		(119,634,454)

TOTAL NET ASSETS - 100.00%		$1,092,529,893

Percentages are stated as a percent of net assets.

A	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $0 or 0.00% of net assets.
B	Non-income producing security.
C	Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
D	Coupon rates may not be available for bank loans that are unsettled and/or unfunded as of November 30, 2017.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

E	Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $1,394,873 or 0.13% of net assets. Of this amount, $239,405, $1,076,068, and $79,400 relate to Recess Holdings, Inc., 2017 Delayed Draw Term Loan, TGP Holdings III LLC, Delayed Draw Term Loan, and YI LLC, 2017 1st Lien Delayed Draw Term Loan.
F	Default Security. At period end, the amount of securities in default was $2,432,770 or 0.22% of net assets.
G	Fixed Rate.
H	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $3,516,197 or 0.32% of net assets. The Fund has no right to demand registration of these securities.
I	The Fund is affiliated by having the same investment advisor.
J	7-day yield.
K	Value was determined using significant unobservable inputs.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PIK - Payment in Kind.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of November 30, 2017, the investments were classified as described below:

Sound Point Floating Rate Income Fund	Level 1	Level 2	Level 3		Total
Assets
Common Stocks	$561,832	$—	$—	(1)	$561,832
Warrants	—	—	—	(1)	—
Bank Loan Obligations(2)	—	1,009,414,496	11,571,671		1,020,986,167
Corporate Obligations	—	3,516,197	—		3,516,197
Short-Term Investments	187,100,151	—	—		187,100,151

Total Investments in Securities - Assets	$187,661,983	$1,012,930,693	$11,571,671		$1,212,164,347

(1)	Investments held in the Fund’s portfolio with $0 fair value.
(2)	Unfunded loan commitments represent $1,394,873 at period end.

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended November 30, 2017, there were no transfers between levels.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 8/31/2017		Net Purchases	Net Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 11/30/2017		Change in Unrealized Appreciation (Depreciation) at Period end**
Bank Loan Obligations	$11,689,075		$21,517	$3,605,354	$—	$2,804	$3,463,629	$—	$—	$11,571,671		$3,463,629
Common Stocks	311,513		—	—	—	—	(311,513)	—	—	—	(1)	(311,513)
Warrants	—	(1)	—	—	—	—	—	—	—	—	(1)	—

	$12,000,588		$21,517	$3,605,354	$—	$2,804	$3,152,116	$—	$—	$11,571,671		$3,152,116

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end.
(1)	Investments held in the Fund’s portfolio with $0 fair value.

One common stock and a warrant, classified as Level 3, have been fair valued at $0 by the Valuation Committee. The bank loan obligations with values of $11,571,671 have been classified as Level 3 due to a valuation based on single broker quotes.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
Intelsat Jackson Holdings S.A., 2017 Term Loan B3, Due 11/27/2023		1.0
McAfee LLC, 2017 USD Term Loan B, 5.833%, Due 9/30/2024		1.0
Avantor, Inc., 2017 1st Lien Term Loan, Due 9/7/2024		0.9
Aricent Technologies, 1st Lien Term Loan, 5.746%, Due 4/14/2021		0.9
Confie Seguros Holding II Co., 2016 Term Loan B, 6.250%, Due 4/19/2022		0.9
Air Medical Group Holdings, Inc., 2017 Term Loan B2, Due 9/7/2024		0.9
Staples, Inc., 2017 Term Loan B, 5.310%, Due 9/12/2024		0.9
Bright Bidco B.V., Term Loan B, 5.836%, Due 6/30/2024		0.9
Blackboard, Inc., Term Loan B4, 6.354%, Due 6/30/2021		0.8
Heartland Dental LLC., 2017 First Lien Term Loan, 6.090%, Due 7/13/2023		0.8
Total Fund Holdings	312

Sector Weightings (% Investments)
Manufacturing		25.2
Service		22.4
Consumer		18.7
Technology		7.7
Telecommunications		5.6
Financial		5.4
Health Care		4.8
Basic Materials		4.1
Utilities		1.8
Transportation		1.7
Energy		1.5
Defense		0.5
Consumer, Cyclical		0.3
Media		0.2
Consumer, Non-Cyclical		0.1

See accompanying notes

American Beacon The London Company Income Equity FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 95.65%
Consumer Discretionary - 10.87%
Hotels, Restaurants & Leisure - 4.75%
Carnival Corp.	848,020	$55,664,033

Leisure Products - 0.88%
Hasbro, Inc.	111,477	10,369,590

Multiline Retail - 3.12%
Target Corp.	610,360	36,560,564

Specialty Retail - 2.12%
Lowe’s Cos, Inc.	298,478	24,884,111

Total Consumer Discretionary		127,478,298

Consumer Staples - 16.17%
Beverages - 5.30%
Coca-Cola Co.	479,367	21,940,628
Diageo PLC, Sponsored ADR	290,650	40,246,305

		62,186,933

Food Products - 3.07%
General Mills, Inc.	636,100	35,977,816

Tobacco - 7.80%
Altria Group, Inc.	744,880	50,525,210
Philip Morris International, Inc.	398,360	40,931,490

		91,456,700

Total Consumer Staples		189,621,449

Energy - 4.15%
Oil, Gas & Consumable Fuels - 4.15%
Chevron Corp.	250,714	29,832,459
Kinder Morgan, Inc.	1,089,295	18,768,553

		48,601,012

Total Energy		48,601,012

Financials - 15.02%
Banks - 4.91%
Wells Fargo & Co.	1,018,293	57,503,006

Capital Markets - 4.32%
BlackRock, Inc.	101,092	50,666,300

Diversified Financial Services - 2.42%
Berkshire Hathaway, Inc., Class BA	146,890	28,351,239

Insurance - 3.37%
Cincinnati Financial Corp.	529,391	39,561,389

Total Financials		176,081,934

Health Care - 9.01%
Pharmaceuticals - 9.01%
Eli Lilly & Co.	419,588	35,513,929
Merck & Co., Inc.	625,053	34,546,679

See accompanying notes

American Beacon The London Company Income Equity FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 95.65% (continued)
Health Care - 9.01% (continued)
Pharmaceuticals - 9.01% (continued)
Pfizer, Inc.	979,593	$35,520,042

		105,580,650

Total Health Care		105,580,650

Industrials - 12.65%
Aerospace & Defense - 5.49%
General Dynamics Corp.	310,405	64,303,500

Industrial Conglomerates - 2.15%
General Electric Co.	1,379,280	25,227,031

Road & Rail - 5.01%
Norfolk Southern Corp.	423,640	58,729,213

Total Industrials		148,259,744

Information Technology - 16.34%
Communications Equipment - 3.37%
Cisco Systems, Inc.	1,058,570	39,484,661

IT Services - 2.68%
Paychex, Inc.	467,001	31,433,837

Semiconductors & Semiconductor Equipment - 3.39%
Intel Corp.	886,921	39,769,538

Software - 6.90%
CA, Inc.	1,054,760	34,880,913
Microsoft Corp.	546,418	45,992,003

		80,872,916

Total Information Technology		191,560,952

Materials - 2.09%
Chemicals - 2.09%
NewMarket Corp.	61,121	24,480,183

Real Estate - 3.15%
Equity Real Estate Investment Trusts (REITs) - 3.15%
Crown Castle International Corp.	326,800	36,928,400

Telecommunication Services - 2.73%
Diversified Telecommunication Services - 2.73%
Verizon Communications, Inc.	628,179	31,968,029

Utilities - 3.47%
Electric Utilities - 2.02%
Duke Energy Corp.	265,311	23,660,435

Multi-Utilities - 1.45%
Dominion Energy, Inc.	202,478	17,034,474

Total Utilities		40,694,909

Total Common Stocks (Cost $909,749,333)		1,121,255,560

See accompanying notes

American Beacon The London Company Income Equity FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

SHORT-TERM INVESTMENTS - 4.01% (Cost $47,047,699)
Investment Companies - 4.01%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.99%B C	47,047,699	$47,047,699

TOTAL INVESTMENTS - 99.66% (Cost $956,797,032)		1,168,303,259
OTHER ASSETS, NET OF LIABILITIES - 0.34%		3,945,812

TOTAL NET ASSETS - 100.00%		$1,172,249,071

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	The Fund is affiliated by having the same investment advisor.
C	7-day yield.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

Futures Contracts Open on November 30, 2017:

Long Futures

Equity Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	333	December 2017	$42,534,437	$44,087,535	$1,553,098

			$42,534,437	$44,087,535	$1,553,098

Index Abbreviations:
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of November 30, 2017, the investments were classified as described below:

The London Company Income Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$1,121,255,560	$—	$—	$1,121,255,560
Short-Term Investments	47,047,699	—	—	47,047,699

Total Investments in Securities - Assets	$1,168,303,259	$—	$—	$1,168,303,259

Financial Derivative Instruments - Assets
Futures Contracts	$1,553,098	$—	$—	$1,553,098

Total Financial Derivative Instruments - Assets	$1,553,098	$—	$—	$1,553,098

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended November 30, 2017, there were no transfers between levels.

See accompanying notes

American Beacon The London Company Income Equity FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
General Dynamics Corp.		5.5
Norfolk Southern Corp.		5.0
Wells Fargo & Co.		4.9
Carnival Corp.		4.7
BlackRock, Inc.		4.3
Altria Group, Inc.		4.3
Microsoft Corp.		3.9
Philip Morris International, Inc.		3.5
Diageo PLC, Sponsored ADR		3.4
Intel Corp.		3.4
Total Fund Holdings	31

Sector Allocation (% Equities)
Information Technology		17.1
Consumer Staples		16.9
Financials		15.7
Industrials		13.2
Consumer Discretionary		11.4
Health Care		9.4
Energy		4.3
Utilities		3.6
Real Estate		3.3
Telecommunication Services		2.9
Materials		2.2

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.72%
Consumer Discretionary - 10.32%
Auto Components - 1.23%
Gentherm, Inc.A	8,131	$292,716
Standard Motor Products, Inc.	5,629	254,487
Stoneridge, Inc.A	6,290	143,538

		690,741

Distributors - 0.13%
Weyco Group, Inc.	2,468	69,622

Diversified Consumer Services - 0.83%
American Public Education, Inc.A	4,112	110,407
Cambium Learning Group, Inc.A	10,012	59,271
Career Education Corp.A	18,638	247,326
Liberty Tax, Inc.	4,090	48,876

		465,880

Hotels, Restaurants & Leisure - 0.85%
Denny’s Corp.A	11,844	160,486
Monarch Casino & Resort, Inc.A	2,934	137,693
RCI Hospitality Holdings, Inc.	2,162	71,195
Ruth’s Hospitality Group, Inc.	5,052	108,365

		477,739

Household Durables - 2.18%
AV Homes, Inc.A	6,444	118,247
Bassett Furniture Industries, Inc.	1,629	62,554
CSS Industries, Inc.	2,478	67,526
Flexsteel Industries, Inc.	2,123	110,396
Helen of Troy Ltd.A	5,993	535,774
Hooker Furniture Corp.	2,199	109,950
NACCO Industries, Inc., Class A	3,211	140,642
New Home Co., Inc.A	6,874	79,257

		1,224,346

Internet & Direct Marketing Retail - 0.18%
1-800-Flowers.com, Inc., Class AA	9,597	98,369

Leisure Products - 0.70%
Escalade, Inc.	3,890	52,904
Johnson Outdoors, Inc., Class A	1,849	135,236
Marine Products Corp.	7,044	105,942
MCBC Holdings, Inc.A	4,190	98,884

		392,966

Media - 0.65%
Beasley Broadcast Group, Inc., Class A	6,645	75,421
Saga Communications, Inc., Class A	1,563	70,491
Scholastic Corp.	5,362	220,485

		366,397

Specialty Retail - 1.48%
Caleres, Inc.	8,348	272,479
Cato Corp., Class A	6,372	100,550
Citi Trends, Inc.	2,958	76,287
Genesco, Inc.A	2,399	74,609
Haverty Furniture Cos, Inc.	4,023	97,155
Shoe Carnival, Inc.	3,318	88,856
Winmark Corp.	918	122,002

		831,938

Textiles, Apparel & Luxury Goods - 2.09%
Columbia Sportswear Co.	12,686	891,953

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.72% (continued)
Consumer Discretionary - 10.32% (continued)
Textiles, Apparel & Luxury Goods - 2.09% (continued)
Culp, Inc.	2,730	$87,633
Perry Ellis International, Inc.A	4,174	102,138
Superior Uniform Group, Inc.	3,678	93,531

		1,175,255

Total Consumer Discretionary		5,793,253

Consumer Staples - 2.82%
Food & Staples Retailing - 1.46%
Ingles Markets, Inc., Class A	6,490	180,098
SpartanNash Co.	10,609	268,938
Village Super Market, Inc., Class A	3,616	92,750
Weis Markets, Inc.	6,717	276,539

		818,325

Food Products - 0.59%
Farmer Brothers Co.A	6,396	218,743
Seneca Foods Corp., Class AA	3,314	113,836

		332,579

Household Products - 0.10%
Oil-Dri Corp of America	1,170	52,755

Personal Products - 0.67%
Revlon, Inc., Class AA B	17,241	377,578

Total Consumer Staples		1,581,237

Energy - 1.38%
Energy Equipment & Services - 0.17%
Matrix Service Co.A	5,632	96,307

Oil, Gas & Consumable Fuels - 1.21%
Adams Resources & Energy, Inc.	995	47,173
Evolution Petroleum Corp.	9,948	69,636
Gener8 Maritime, Inc.A	67,802	308,499
Hallador Energy Co.	13,542	88,835
Renewable Energy Group, Inc.A B	14,456	164,076

		678,219

Total Energy		774,526

Financials - 19.78%
Banks - 10.24%
ACNB Corp.	1,851	53,679
Ames National Corp.	2,265	68,063
Arrow Financial Corp.	3,063	112,718
Bank of Marin Bancorp	1,228	86,513
Bar Harbor Bankshares	3,348	95,418
Carolina Financial Corp.	3,153	121,863
Central Valley Community Bancorp	2,954	60,498
Century Bancorp, Inc., Class A	1,100	94,380
Citizens & Northern Corp.	2,519	64,587
Civista Bancshares, Inc.B	2,153	48,787
CNB Financial Corp.	3,010	85,725
Codorus Valley Bancorp, Inc.	1,665	50,225
Community Trust Bancorp, Inc.	3,842	191,140
County Bancorp, Inc.	1,737	55,341
Enterprise Bancorp, Inc.	2,495	93,213

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.72% (continued)
Financials - 19.78% (continued)
Banks - 10.24% (continued)
Farmers National Banc Corp.	5,729	$86,794
Fidelity Southern Corp.	6,690	147,515
Financial Institutions, Inc.	3,657	120,864
First Bancorp, Inc.	2,233	69,178
First Busey Corp.	8,842	281,441
First Business Financial Services, Inc.	2,008	46,927
First Community Bancshares, Inc.	3,405	102,150
First Financial Corp.	2,697	129,995
First Mid-Illinois Bancshares, Inc.	2,723	109,655
Great Southern Bancorp, Inc.	3,212	173,609
Heartland Financial USA, Inc.	6,719	339,309
Horizon Bancorp	5,967	164,093
International Bancshares Corp.	14,553	600,311
LCNB Corp.	2,476	51,996
MBT Financial Corp.	4,722	51,470
Mercantile Bank Corp.	3,337	123,836
MidWestOne Financial Group, Inc.	2,874	104,527
Nicolet Bankshares, Inc.A	1,867	108,193
Northrim BanCorp, Inc.	1,509	56,512
Penns Woods Bancorp, Inc.	1,007	50,078
Premier Financial Bancorp, Inc.	2,115	42,237
Republic Bancorp, Inc., Class A	5,157	219,482
Sierra Bancorp	2,588	72,360
Simmons First National Corp., Class A	6,801	393,778
Southern First Bancshares, Inc.A	1,539	66,023
TriCo Bancshares	4,720	198,382
WesBanco, Inc.	10,768	453,010
West Bancorporation, Inc.	3,911	104,619

		5,750,494

Capital Markets - 1.95%
B. Riley Financial, Inc.	5,626	101,268
Cohen & Steers, Inc.	8,530	397,327
Diamond Hill Investment Group, Inc.	808	170,537
GAMCO Investors, Inc., Class A	10,462	306,014
Westwood Holdings Group, Inc.	1,741	118,997

		1,094,143

Consumer Finance - 0.25%
Enova International, Inc.A	9,429	140,021

Diversified Financial Services - 0.28%
Marlin Business Services Corp.	3,543	84,500
Tiptree, Inc.	10,824	72,521

		157,021

Insurance - 4.42%
Baldwin & Lyons, Inc., Class B	4,327	105,579
Blue Capital Reinsurance Holdings Ltd.	2,934	35,795
Crawford & Co., Class B	10,573	105,941
Donegal Group, Inc., Class A	6,364	112,706
Enstar Group Ltd.A	4,597	1,018,925
FBL Financial Group, Inc., Class A	5,322	401,279
Investors Title Co.	374	75,174
National Western Life Group, Inc., Class A	1,087	384,244

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.72% (continued)
Financials - 19.78% (continued)
Insurance - 4.42% (continued)
Safety Insurance Group, Inc.	2,910	$239,639

		2,479,282

Mortgage Real Estate Investment Trusts (REITs) - 0.18%
Great Ajax Corp.	7,223	103,361

Thrifts & Mortgage Finance - 2.46%
First Defiance Financial Corp.	2,193	119,145
Flagstar Bancorp, Inc.A	14,570	553,806
Hingham Institution for Savings	476	108,623
Home Bancorp, Inc.	1,662	71,133
PennyMac Financial Services, Inc., Class AA	9,338	197,499
Southern Missouri Bancorp, Inc.	1,628	65,511
Timberland Bancorp, Inc.	1,615	46,383
United Community Financial Corp.	11,542	112,996
Waterstone Financial, Inc.	5,663	107,031

		1,382,127

Total Financials		11,106,449

Health Care - 13.37%
Biotechnology - 3.75%
Acorda Therapeutics, Inc.A	6,124	124,317
Aimmune Therapeutics, Inc.A	1,945	74,299
AMAG Pharmaceuticals, Inc.A	17,807	248,408
BioSpecifics Technologies Corp.A	1,095	49,165
Emergent BioSolutions, Inc.A	7,016	308,213
Enanta Pharmaceuticals, Inc.A	1,283	63,714
FibroGen, Inc.A	1,225	58,187
Genomic Health, Inc.A	2,530	76,634
Ironwood Pharmaceuticals, Inc.A B	3,313	57,215
Ligand Pharmaceuticals, Inc.A	1,027	135,410
Loxo Oncology, Inc.A	625	47,969
Myriad Genetics, Inc.A	8,362	289,576
Natera, Inc.A	4,541	44,184
PDL BioPharma, Inc.A	97,777	284,531
Repligen Corp.A	2,017	71,503
Spectrum Pharmaceuticals, Inc.A	5,386	105,566
Xencor, Inc.A	3,028	65,738

		2,104,629

Health Care Equipment & Supplies - 3.90%
Abaxis, Inc.	2,138	104,206
Analogic Corp.	1,384	114,595
Atrion Corp.	279	188,214
Cantel Medical Corp.	4,585	488,211
CONMED Corp.	3,837	205,280
Cutera, Inc.A	1,343	55,130
Lantheus Holdings, Inc.A	6,611	148,086
LeMaitre Vascular, Inc.	1,895	62,402
Meridian Bioscience, Inc.	7,279	109,549
Neogen Corp.A	4,287	359,679
Orthofix International N.V.A	1,952	105,838
RTI Surgical, Inc.A	11,191	53,717
STAAR Surgical Co.A	4,097	71,083
Surmodics, Inc.A	1,763	58,355

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.72% (continued)
Health Care - 13.37% (continued)
Health Care Equipment & Supplies - 3.90% (continued)
Utah Medical Products, Inc.	789	$64,422

		2,188,767

Health Care Providers & Services - 3.73%
Aceto Corp.	11,040	117,134
Addus HomeCare Corp.A	2,316	77,123
Amedisys, Inc.A	5,686	307,044
AMN Healthcare Services, Inc.A	2,374	119,175
Civitas Solutions, Inc.A	6,361	123,721
CorVel Corp.A	3,181	175,750
Cross Country Healthcare, Inc.A	6,197	84,713
Ensign Group, Inc.	10,218	247,991
National HealthCare Corp.	3,800	252,130
National Research Corp., Class A	3,721	126,328
Owens & Minor, Inc.	8,787	168,183
R1 RCM, Inc.A B	26,626	103,309
RadNet, Inc.A	7,445	78,173
Surgery Partners, Inc.A B	12,017	112,960

		2,093,734

Health Care Technology - 0.25%
Quality Systems, Inc.A	9,882	142,597

Life Sciences Tools & Services - 0.27%
Luminex Corp.	7,056	150,716

Pharmaceuticals - 1.47%
Corcept Therapeutics, Inc.A	14,199	254,730
Innoviva, Inc.A	28,791	377,738
Phibro Animal Health Corp., Class A	5,553	192,689

		825,157

Total Health Care		7,505,600

Industrials - 18.44%
Aerospace & Defense - 0.36%
Wesco Aircraft Holdings, Inc.A	27,390	202,686

Airlines - 1.05%
Allegiant Travel Co.	3,882	590,064

Building Products - 2.90%
AAON, Inc.	9,180	334,611
Apogee Enterprises, Inc.	5,777	289,023
Caesarstone Ltd.A	6,711	167,104
Insteel Industries, Inc.	4,470	123,148
Ply Gem Holdings, Inc.A	16,126	287,043
Universal Forest Products, Inc.	10,911	427,275

		1,628,204

Commercial Services & Supplies - 6.33%
Brady Corp., Class A	7,964	311,392
Deluxe Corp.	10,244	728,348
Ennis, Inc.	4,573	96,719
Essendant, Inc.	10,216	96,133
Herman Miller, Inc.	12,249	437,902
HNI Corp.	9,023	315,805
Interface, Inc.	9,542	238,073
Kimball International, Inc., Class B	7,669	142,183
Knoll, Inc.	10,235	222,816

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.72% (continued)
Industrials - 18.44% (continued)
Commercial Services & Supplies - 6.33% (continued)
Matthews International Corp., Class A	6,855	$388,336
NL Industries, Inc.A	9,569	146,884
Steelcase, Inc., Class A	21,451	326,055
VSE Corp.	2,110	100,795

		3,551,441

Construction & Engineering - 0.63%
IES Holdings, Inc.A	19,774	350,988

Electrical Equipment - 0.27%
Preformed Line Products Co.	1,168	97,517
Vicor Corp.A	2,475	55,811

		153,328

Machinery - 4.05%
Columbus McKinnon Corp.	3,383	135,117
Global Brass & Copper Holdings, Inc.	5,100	176,460
Hillenbrand, Inc.	11,997	546,463
Hurco Cos, Inc.	1,584	70,646
Milacron Holdings Corp.A	16,214	285,853
Mueller Industries, Inc.	11,293	411,065
Omega Flex, Inc.	1,500	96,870
Park-Ohio Holdings Corp.	3,087	143,546
Standex International Corp.	1,931	206,617
TriMas Corp.A	7,876	203,989

		2,276,626

Professional Services - 2.12%
ICF International, Inc.A	3,292	177,933
Kelly Services, Inc., Class A	8,948	260,834
Kforce, Inc.	6,706	174,356
Mistras Group, Inc.A	4,603	105,639
Navigant Consulting, Inc.A	8,512	163,345
Resources Connection, Inc.	4,435	71,182
TrueBlue, Inc.A	8,250	234,712

		1,188,001

Road & Rail - 0.27%
Universal Logistics Holdings, Inc.	6,522	152,289

Trading Companies & Distributors - 0.46%
Huttig Building Products, Inc.A B	7,831	53,407
Veritiv Corp.A	5,538	150,911
Willis Lease Finance Corp.A	2,100	55,104

		259,422

Total Industrials		10,353,049

Information Technology - 16.62%
Communications Equipment - 0.72%
Digi International, Inc.A	4,968	50,922
Plantronics, Inc.	6,699	350,492

		401,414

Electronic Equipment, Instruments & Components - 6.00%
Anixter International, Inc.A	7,414	530,101
AVX Corp.	36,076	654,419
Bel Fuse, Inc., Class B	2,815	75,583
CTS Corp.	5,872	160,012
Insight Enterprises, Inc.A	9,598	374,322

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.72% (continued)
Information Technology - 16.62% (continued)
Electronic Equipment, Instruments & Components - 6.00% (continued)
Kimball Electronics, Inc.A	6,104	$127,268
Novanta, Inc.A	5,153	247,859
PC Connection, Inc.	7,137	195,625
PCM, Inc.A	4,725	46,541
Sanmina Corp.A	16,237	552,058
ScanSource, Inc.A	6,509	234,324
Systemax, Inc.	5,533	168,757

		3,366,869

Internet Software & Services - 0.99%
NIC, Inc.	12,641	209,840
TechTarget, Inc.A	4,713	65,935
Web.com Group, Inc.A	12,202	280,646

		556,421

IT Services - 5.30%
Cardtronics PLC, Class AA	12,365	231,596
Convergys Corp.	17,647	435,528
CSG Systems International, Inc.	6,631	304,297
EVERTEC, Inc.	20,501	284,964
Forrester Research, Inc.	2,626	121,978
Hackett Group, Inc.	5,962	97,360
Perficient, Inc.A	6,570	127,195
Sykes Enterprises, Inc.A	10,404	331,055
Syntel, Inc.A	27,646	708,014
TeleTech Holdings, Inc.	8,286	335,583

		2,977,570

Semiconductors & Semiconductor Equipment - 2.26%
Amkor Technology, Inc.A	48,698	514,738
Cohu, Inc.	4,653	105,902
Entegris, Inc.	21,458	650,177

		1,270,817

Software - 0.93%
Pegasystems, Inc.	9,578	483,210
Zix Corp.A	9,310	40,964

		524,174

Technology Hardware, Storage & Peripherals - 0.42%
Avid Technology, Inc.A	18,077	121,658
Eastman Kodak Co.A B	34,562	114,055

		235,713

Total Information Technology		9,332,978

Materials - 4.78%
Chemicals - 4.14%
A Schulman, Inc.	6,467	245,423
Chase Corp.	1,583	199,933
FutureFuel Corp.	14,139	212,226
Hawkins, Inc.	2,677	102,663
Innospec, Inc.	5,482	391,415
KMG Chemicals, Inc.	2,060	112,043
Stepan Co.	4,529	376,405
Tredegar Corp.	7,588	149,484

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.72% (continued)
Materials - 4.78% (continued)
Chemicals - 4.14% (continued)
Valhi, Inc.	79,524	$536,787

		2,326,379

Construction Materials - 0.16%
United States Lime & Minerals, Inc.	1,045	89,191

Containers & Packaging - 0.09%
UFP Technologies, Inc.A	1,864	51,353

Paper & Forest Products - 0.39%
PH Glatfelter Co.	10,401	216,237

Total Materials		2,683,160

Real Estate - 6.92%
Equity Real Estate Investment Trusts (REITs) - 5.10%
Alexander’s, Inc.	1,054	445,821
Getty Realty Corp.	6,414	182,542
One Liberty Properties, Inc.	4,266	113,987
Potlatch Corp.	6,382	329,311
Sabra Health Care REIT, Inc.	11,828	227,571
Saul Centers, Inc.	3,170	204,592
Select Income REIT	18,424	462,258
Summit Hotel Properties, Inc.	22,160	334,838
Urstadt Biddle Properties, Inc., Class A	4,615	109,468
Washington Real Estate Investment Trust	13,985	451,995

		2,862,383

Real Estate Management & Development - 1.82%
Consolidated-Tomoka Land Co.	1,307	80,158
FRP Holdings, Inc.A	1,603	73,177
HFF, Inc., Class A	6,298	284,292
Kennedy-Wilson Holdings, Inc.	12,994	248,835
Marcus & Millichap, Inc.A	7,599	242,864
Maui Land & Pineapple Co., Inc.A	5,758	93,280

		1,022,606

Total Real Estate		3,884,989

Telecommunication Services - 0.69%
Diversified Telecommunication Services - 0.14%
IDT Corp., Class B	5,225	81,667

Wireless Telecommunication Services - 0.55%
Shenandoah Telecommunications Co.	6,204	237,923
Spok Holdings, Inc.	4,031	70,543

		308,466

Total Telecommunication Services		390,133

Utilities - 2.60%
Electric Utilities - 1.40%
MGE Energy, Inc.	6,676	440,616
Otter Tail Corp.	7,167	346,166

		786,782

Multi-Utilities - 0.24%
Unitil Corp.	2,527	132,011

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.72% (continued)
Utilities - 2.60% (continued)
Water Utilities - 0.96%
Artesian Resources Corp., Class A	1,807	$76,508
Middlesex Water Co.	2,895	133,518
SJW Group	3,498	238,319
York Water Co.	2,496	92,726

		541,071

Total Utilities		1,459,864

Total Common Stocks (Cost $48,025,074)		54,865,238

SHORT-TERM INVESTMENTS - 1.86% (Cost $1,044,762)
Investment Companies - 1.86%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.99%C D	1,044,762	1,044,762

SECURITIES LENDING COLLATERAL - 1.46% (Cost $821,571)
Investment Companies - 1.46%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.99%C D	821,571	821,571

TOTAL INVESTMENTS - 101.04% (Cost $49,891,407)		56,731,571
LIABILITIES, NET OF OTHER ASSETS - (1.04%)		(582,662)

TOTAL NET ASSETS - 100.00%		$56,148,909

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at November 30, 2017.
C	The Fund is affiliated by having the same investment advisor.
D	7-day yield.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

Futures Contracts Open on November 30, 2017:

Long Futures

Equity Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index Futures	13	December 2017	$972,700	$1,004,510	$31,810

			$972,700	$1,004,510	$31,810

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of November 30, 2017, the investments were classified as described below:

Zebra Small Cap Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$54,865,238	$—	$—	$54,865,238
Short-Term Investments	1,044,762	—	—	1,044,762

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

Securities Lending Collateral	821,571	—	—	821,571

Total Investments in Securities - Assets	$56,731,571	$—	$—	$56,731,571

Financial Derivative Instruments - Assets
Futures Contracts	$31,810	$—	$—	$31,810

Total Financial Derivative Instruments - Assets	$31,810	$—	$—	$31,810

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended November 30, 2017, there were no transfers between levels.

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

November 30, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
Enstar Group Ltd.		1.8
Columbia Sportswear Co.		1.6
Deluxe Corp.		1.3
Syntel, Inc.		1.3
AVX Corp.		1.2
Entegris, Inc.		1.2
International Bancshares Corp.		1.1
Allegiant Travel Co.		1.1
Flagstar Bancorp, Inc.		1.0
Sanmina Corp.		1.0
Total Fund Holdings	31

Sector Allocation (% Equities)
Financials		20.2
Industrials		18.9
Information Technology		17.0
Health Care		13.7
Consumer Discretionary		10.5
Real Estate		7.1
Materials		4.9
Consumer Staples		2.9
Utilities		2.7
Energy		1.4
Telecommunication Services		0.7

See accompanying notes

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

November 30, 2017 (Unaudited)

Organization

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. As of November 30, 2017, the Trust consists of thirty-four active series, five of which are presented in this filing: American Beacon Flexible Bond Fund, American Beacon SiM High Yield Opportunities Fund, American Beacon Sound Point Floating Rate Income Fund, American Beacon The London Company Income Equity Fund, and American Beacon Zebra Small Cap Equity Fund (collectively the “Funds” and each individually a “Fund”). The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as diversified, open-end management investment companies. The remaining twenty-nine active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

The Flexible Bond Fund is a commodity pool, as defined in the regulations of the Commodity Futures Trading Commission (the “CFTC”) and operated by the Manager, a commodity pool operator registered with the CFTC.

Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized, but not considered realized until the contracts expire or are closed.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

November 30, 2017 (Unaudited)

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 - Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

November 30, 2017 (Unaudited)

for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

November 30, 2017 (Unaudited)

Securities and Other Investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Asset-Backed Securities

ABS may include MBS, loans, receivables or other assets. The value of the Funds’ ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

November 30, 2017 (Unaudited)

lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

Bank Loans and Senior Loans

Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the Funds normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of purchasers of loans are subject to the claims of the agent’s general or secured creditors, the Funds might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. The Funds may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Bank loans can be fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Funds may invest in senior loans, which are floating rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The Funds may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. In connection with purchasing participations in such instruments, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. When the Funds purchases assignments from lenders, the Funds will acquire direct rights against the borrower on the loan.

The Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” on the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included on the Statements of Assets and Liabilities and Statements of Operations.

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Certificates of Deposits (“CDs”)

CDs are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Convertible Securities

Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Corporate Debt and Other Fixed-Income Securities

Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on specific characteristics of each security. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

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Delayed Funding Loans and Revolving Credit Facilities

A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specific term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in accordance with procedures established by the Trust’s Board, in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Fixed-Income Investments

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Funds’ net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

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Foreign Debt Securities

The Funds may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Funds’ investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional

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risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the period ended November 30, 2017 are disclosed in the Notes to the Schedules of Investments. The Funds did not hold any illiquid securities as of the period ended November 30, 2017.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Funds, to purchase such unregistered securities if certain conditions are met.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income, even though investors do not receive their principal until maturity.

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Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Funds’ portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Funds may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Funds’ MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Payment-In-Kind Securities

The Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities

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usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation (depreciation) of investments to dividend and interest receivable.

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles (“SPV”)) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae and Freddie Mac), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and

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manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Funds’ portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

Repurchase Agreements

A repurchase agreement is a fixed-income security in the form of an agreement between a Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer to be held by an eligible third-party custodian. Under the agreement, a Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week. The price for the seller to repurchase the securities is greater than a Fund’s purchase price, reflecting an agreed upon “interest rate” that is effective for the period of time the purchaser’s money is invested in the security. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Repurchase agreements may exhibit the economic characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the collateral if held through a third-party custodian and possible inability to enforce the Fund’s rights. The Board has established procedures pursuant to which the Manager monitors the creditworthiness of the counterparties with which the Funds enters into repurchase agreement transactions.

The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of the Manager, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements typically include U.S. Government and agency securities. There is no percentage restriction on the Fund’s ability to enter into repurchase agreements with terms of seven days or less.

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Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Funds sell securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Funds enter into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal value to the repurchase price.

Short Sales

The Funds may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the dividends and interest payable on such securities, if any, are reflected as a liability. A Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of November 30, 2017, there were no short positions held by the Funds.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Options Contracts

The Flexible Bond Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Funds writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Funds, as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market

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risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Flexible Bond Fund may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Funds’ exposure to unfavorable movements of the underlying instrument. The Funds pay a premium which is included as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

During the period ended November 30, 2017, the Flexible Bond Fund purchased/sold options primarily for return enhancement and hedging.

Straddle Options

The Flexible Bond Fund may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

Swap Agreements

The Flexible Bond Fund may invest in swap agreements. Swap agreements are negotiated between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are either privately negotiated in the over-the-counter market (“OTC Swaps”) or cleared in a central clearing house (“Centrally Cleared Swaps”). The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee pursuant to procedures approved by the Board.

Payments received or made at the beginning of the measurement period are reflected as such and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses upon termination or

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maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains or losses.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premiums throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

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Supplementary Notes to Schedules of Investments

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Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referent security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of November 30, 2017, for which the Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

During the period ended November 30, 2017, the Flexible Bond Fund entered into credit default swaps primarily for return enhancement and hedging.

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Interest Rate Swap Agreements

The Flexible Bond Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.

During the period ended November 30, 2017, the Flexible Bond Fund entered into interest rate swaps primarily for return enhancement and hedging.

Total Return Swap Agreements

The Flexible Bond Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the period ended November 30, 2017, the Flexible Bond Fund did not hold any total return swap agreements outstanding.

Inflation Swap Agreements

An inflation swap involves the use of inflation derivatives (or inflation-indexed derivatives) to transfer inflation risk from one party to another. The derivatives used may be over-the-counter or exchange-traded derivatives. Inflation swaps frequently include real rate swaps, such as asset swaps of inflation-indexed bonds. Inflation swaps are simply a linear form of such derivatives. Real rate swaps consist of the nominal interest swap rate minus the corresponding inflation swap.

In an inflation swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI). The party paying the floating rate pays the inflation-adjusted rate multiplied by the notional principal amount.

There are three main types of inflation swap. In a standard interbank inflation-linked swap, or zero-coupon inflation-linked swap, cash flow is exchanged on the maturity date. This swap pays out the exact value of the cumulative inflation for a fixed capital sum over a determined period.

In a year-on-year inflation-linked swap, inflation is used on an annual basis rather than a cumulative one. Typically, an inflation swap is priced on a zero-coupon basis, with payment exchanged upon maturity. One party pays the compound fixed rate, while the other pays the actual inflation rate for the term of the swap. In Europe, inflation swaps are typically paid on a year-on-year basis where the year-on-year rate of change of the price index is paid. In the

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United States, payment is more typically on a month-on-month basis, although the inflation rate used is still the year-on-year rate.

In an inflation-linked income swap two cash flows are exchanged, each of which follows the inflation index. One party pays a fixed inflation increase annually over the period of the contract. The other party pays the actual inflation over the period of the contract. The swap itself consists of a series of zero-coupon swaps. Other traded inflation derivatives include caps, floors, and straddles, which are usually priced against year-on-year swaps.

During the period ended November 30, 2017, the Flexible Bond Fund entered into inflation swap agreements primarily for return enhancement and hedging.

Forward Foreign Currency Contracts

The Flexible Bond Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

During the period ended November 30, 2017, the Flexible Bond Fund entered into forward foreign currency contracts primarily for return enhancement and hedging.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended November 30, 2017, the Funds entered into future contracts primarily for return enhancement, hedging and exposing cash to markets.

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Supplementary Notes to Schedules of Investments

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Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in OTC derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Callable Securities Risk

The Funds may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call the Funds would lose the income that would have been earned to maturity on that security, and the proceeds received by the Funds may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

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Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward foreign currency exchange contracts in non- U.S. currencies, non-U.S. currency futures contracts and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Funds may obtain no recovery of their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Dividend Risk

An issuer of stock held by the Funds may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Equity Investment Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

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Floating Rate Securities Risk

The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Floating rate securities are subject to interest rate risk and credit risk. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Funds’ trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Funds sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Funds’ transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Funds have a lower portfolio turnover rate.

High-Yield Securities Risk

Investing in high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High-yield

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debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Funds may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Funds believe is its fair market value. In addition, transaction costs may be higher for restricted securities and the Funds may receive only limited information regarding the issuer of a restricted security. The Funds may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

The Funds are subject to the risk that the market value of fixed-income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate in December 2016, March 2017, and June 2017 and maintains a forecast of one more hike in 2017. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Funds. The prices of fixed-income securities or derivatives are also affected by their duration. Fixed-income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well.

Investment Risk

An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

Leverage Risk

The Funds’ use of futures, forward foreign currency contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Funds will have the potential for greater losses than if the Funds do not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of an increase or decrease in the Funds’ exposure to an asset or class of assets and may cause the Funds’ NAV to be volatile.

Liquidity Risk

The Funds are susceptible to the risk that certain fixed-income investments, may have limited marketability or

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Supplementary Notes to Schedules of Investments

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be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Funds could lose money if they are unable to dispose of an investment at a time that is most beneficial to the Funds. The Funds may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Funds. For example, the Funds may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Loan Interests Risk

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present risk to shareholders regarding a Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of a Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require a Fund to sell them at prices that are less than what a Fund regards as their fair market value and may make it difficult to value such loans. Interest in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. When a Fund’s loan interest is a participation, the Fund is subject to the risk that the party selling the participation interest will not remit a Fund’s pro rata share of loan payments to the Fund, and the Fund may have less control over the exercise of remedies than the party selling the participation interest.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi- governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The results of the 2016 U.S. presidential election may result in significant changes in certain policies. These changes may result in lower corporate taxes, higher levels of public debt, higher interest rates, more restrictions on international trade, and less stringent prudential regulation of certain players in the financial markets.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The abandonment of the euro or withdrawal from the European Union (“EU”) on the part of the United Kingdom or any other member could significantly adversely affect the value of a Fund’s investments in Europe. Particularly, the United Kingdom’s vote to leave the EU could lead to a prolonged period of uncertainty as to the exact terms of exit and the impact on different industry sectors and increased market volatility.

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Multiple Sub-Advisor Risk

The Manager of Flexible Bond Fund may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-adviser manages its allocated portion of the Fund independently from another sub-adviser, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-adviser to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-adviser directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors, because the Manager pays different fees to the sub-adviser and due to other factors that could impact the Manager’s revenues and profits.

Options Risk

In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce an profit that might have realized had it bought the underlying security at the time it purchased the call option. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Funds will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If the Funds sell a put option, there is a risk that the Funds may be required to buy the underlying asset at a disadvantageous price. If the Funds sell a call option, there is a risk that the Funds may be required to sell the underlying asset at a disadvantageous price. If the Funds sell a call option on an underlying asset that the Funds own and the underlying asset has increased in value when the call option is exercised, the Funds will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including ETFs and money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by the underlying funds in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Preferred Stock Risk

Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders.

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November 30, 2017 (Unaudited)

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Funds may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in price.

Securities Lending Risk

To the extent the Funds lends its securities, it may be subject to the following risks; i) borrowers of the Funds’ securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Funds’ ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Short Position Risk

The Funds will incur a loss as a result of a short position if the price of the instrument sold short increases in value between the date of the short sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument. The Funds’ losses are potentially unlimited in a short position transaction.

Swap Agreement Risk

Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Funds are subject to the risk that the hedging strategy may not eliminate the risk that is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Interest rate swaps, total return swaps, currency swaps, credit default swaps and commodities swaps are subject to counterparty risk, credit risk and liquidity risk. In addition, interest rate swaps are subject to interest rate risk, total return swaps are subject to market risk, and interest rate risk if the underlying securities are bonds or other debt obligations, currency swaps are subject to currency risk, and commodities swaps are subject to commodities risk.

Unrated Securities Risk

Because the Funds may purchase securities that are not rated by any rating organization, the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may be subject to greater liquidity risk and price volatility.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

November 30, 2017 (Unaudited)

Valuation Risk

The Funds may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Variable and Floating Rate Securities Risk

The interest rates payable on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, interest payable on floating-rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating-rate securities typically increases. Changes in the interest rates of floating-rate securities may lag behind changes in market rates or may have limits on the maximum rate change for a given period of time. The value of floating-rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Securities Lending

The Zebra Small Cap Equity Fund and The London Company Income Equity Fund may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedules of Investments.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

November 30, 2017 (Unaudited)

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of November 30, 2017, the value of outstanding securities on loan and the value of collateral were as follows (The London Company Income Equity Fund did not participate in securities lending during the period.):

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Zebra Small Cap Equity	$795,937	$821,571	$—	$821,571

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities. Each of the tax years in the four year period ended August 31, 2017 remains subject to examination by the Internal Revenue Service.

Cost of Investments for Federal Income Tax Purposes

As of November 30, 2017, the Funds’ cost of investments for federal income tax purposes were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Flexible Bond	$123,887,997	$4,188,150	$(5,449,225)	$(1,261,075)
SiM High Yield Opportunities	1,179,328,786	33,203,065	(24,498,085)	8,704,980
Sound Point Floating Rate Income	1,212,600,388	6,477,544	(6,913,585)	(436,041)
The London Company Income Equity	956,797,032	244,688,526	(31,629,201)	213,059,325
Zebra Small Cap Equity	49,891,407	8,567,768	(1,695,794)	6,871,974

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

For the year ended August 31, 2017, the Funds had the following post RIC MOD capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Flexible Bond	$6,899,148	$9,065,201
SiM High Yield Opportunities	—	258,887
The London CompMany Income Equity	1,879,996	9,001,062

ITEM 2. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive office and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as of date within 90 days of the filing date of this report and have concluded based on such evaluation, that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There was no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270:30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BEACON FUNDS

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: January 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: January 29, 2018

By:	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: January 29, 2018